UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SKYLINE MEDICAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

1

SKYLINE MEDICAL INC. (f/k/a BIODRAIN MEDICAL, INC.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 10, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Skyline Medical Inc. (f/k/a BioDrain Medical, Inc.) (the “Company”) on September 10, 2013, at 11:00 AM (Central Time) at the offices of the Company’s counsel, Maslon Edelman Borman & Brand, LLP, located at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, for the following purpose:

1.

To approve the reincorporation of the Company in the State of Delaware, including an increase in the authorized share capital of the Company from 300,000,000 shares of common stock to 800,000,000 shares of common stock (proportionately reduced in the event of a reverse stock split) and 10,000,000 shares of preferred stock;

2.	To re-elect five directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.
3.	To approve an amendment of the Company’s Amended and Restated 2012 Stock Incentive Plan to increase the reserve of shares of common stock authorized for issuance thereunder to 100,000,000.
4.	To vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice.
5.	To vote on a non-binding advisory resolution on the frequency in which shareholders approve the compensation of the Company’s executive officers.
6.	To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.
7.	To conduct any other business as more fully described in the proxy statement accompanying this Notice.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is August 22, 2013. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

Joshua Kornberg
President, Chief Executive Officer ,and Director

Eagan, Minnesota

August 16, 2013

2

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, email or over the Internet as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON September 10, 2013:

The Proxy Statement is

available at http://skylinemedical.investorroom.com

3

TABLE OF CONTENTS

Page
Questions and Answers about this Proxy Material and Voting	5
Proposal 1 – Approval of Reincorporation in the State of Delaware, including an increase in the authorized share capital of the Company from 300,000,000 shares of common stock (proportionately reduced in the event of a reverse stock split) and to 800,000,000 shares of common stock and 10,000,000 shares of preferred stock.	10
Proposal 2 – Re-Election of Directors	22
Proposal 3 – Amendment to Amended and Restated 2012 Stock Incentive Plan to Increase the Reserve of Shares Authorized for Issuance to 100,000,000	36
Proposal 4 – Advisory Vote on Executive Compensation	40
Proposal 5 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes	41
Proposal 6 – Ratification of Selection of Independent Auditors	42
Security Ownership of Certain Beneficial Owners and Management	43
Form 10-K	45
Other Matters	46

Appendix A: Agreement and Plan of Merger for Reincorporation Merger
Appendix B: Certificate of Incorporation for Delaware Company
Appendix C: Bylaws for Delaware Company
Appendix D: Description of Dissenters’ Rights
Appendix E: Amended and Restated 2012 Stock Incentive Plan (marked to show revisions)

4

SKYLINE MEDICAL INC. (f/k/a BIODRAIN MEDICAL, INC.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON September 10, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board of Directors” or the “Board”) of Skyline Medical Inc. (f/k/a BioDrain Medical, Inc.) (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company’s counsel, Maslon Edelman Borman & Brand, LLP, located at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 on September 10, 2013, at 11:00 AM (Central Daylight Time), including any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by facsimile, email or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about August 26, 2013, to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on August 22, 2013, will be entitled to vote at the Annual Meeting. On the record date, there were ________ shares of common stock of the Company outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on August 22, 2013, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 22, 2013, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are seven (6) matters scheduled for a vote:

1. To approve the reincorporation of the Company in the State of Delaware, including an increase in the authorized share capital of the Company from 300,000,000 shares of common stock and to 800,000,000 shares of common stock (proportionately reduced in the event of a reverse stock split) and 10,000,000 shares of preferred stock.

2. To re-elect five directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

3. To approve an amendment of the Company’s Amended and Restated 2012 Stock Incentive Plan to increase the reserve of shares of common stock authorized for issuance thereunder to 100,000,000.

5

4. To vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice.

5. To vote on a non-binding advisory resolution on the frequency in which shareholders approve the compensation of the Company’s executive officers.

6. To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.

What are the main terms of the reincorporation merger?

The Company is proposing to change its state of incorporation from Minnesota to Delaware by the merger of the Company with and into a newly formed Delaware corporation that is a wholly owned subsidiary of the Company. The newly formed Delaware corporation as the surviving corporation and will continue to operate our business.

Pursuant to the merger agreement proposed to be entered into, each outstanding share of common stock of the Company will automatically be converted into shares of the common stock of the Delaware corporation, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Delaware corporation’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Delaware corporation’s common stock.

Shareholders have the right to dissent from the proposed reincorporation merger and demand payment in cash for their shares equal to the fair value of the shares as determined pursuant to Minnesota law. For a detailed description of the reincorporation merger and dissenters’ rights, see “Proposal 1 – Approval of Reincorporation in the State of Delaware.”

How do I vote?

For Proposals 1, 3, 4 and 6, you may vote “For” or “Against” or abstain from voting. For Proposal 2, you may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify. For Proposal 5, you may vote that the shareholders shall approve the compensation of the Company’s executive officers every year, every two years or every three years, or abstain from voting. The procedures for voting are as follows:

Shareholder of Record:  Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile, email or on the Internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive. If you would like directions to the offices of Maslon Edelman Borman & Brand, LLP, please call (651) 389-4800.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (303) 282-5800. Your vote must be received by 2:00 PM Eastern Time (1:00 PM Central Time) on September 9, 2013, to be counted.

•	To vote by email, complete, sign and date the enclosed proxy card and scan and email it to rsingleton@corporatestock.com. Your vote must be received by 2:00 PM Eastern Time (1:00 PM Central Time) on September 9, 2013, to be counted.

6

Internet Voting

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

Except as set forth below regarding cumulative voting for directors, on each matter to be voted upon, you have one vote for each share of common stock you own as of August 22, 2013.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposals 1, 3, 4 and 6, “For” each of the directors nominated for re-election in Proposal 2, and “For” every three years in response to Proposal 5. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using its best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at http://skylinemedical.investorroom.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

•	You may attend the Annual Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count for the election of directors, “For,” “Withhold” and broker non-votes; votes for “every one year,” “every two years,” every three years,” abstentions and broker non-votes for Proposal 6, and with respect to the other proposals, votes “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, except for Proposal 1, for which broker non-votes will have the same effect as “Against” votes.

7

Is cumulative voting permitted for the election of directors?

With respect to the election of directors only, each shareholder may cumulate his or her votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, (a) the Company has received written notice before the Annual Meeting of such shareholder’s intent to cumulate his or her votes, or (b) such notice is given by a shareholder to the presiding officer at the Annual Meeting before the election of directors occurs. If you are providing written notice prior to the Annual Meeting of your intent to cumulate your votes for the election of directors, please send such notice to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121. If there is cumulative voting for directors, the votes that you will be able to cast in the election of directors will be equal to the number of shares you hold multiplied by the number of Directors to be elected. You will then be entitled to either 1) give one candidate all such votes or 2) distribute the votes among the director-nominees. For example, if you have 1,000 shares and seven director-nominees are standing for election, you will have 7,000 votes. You may then cast all 7,000 votes for one director-nominee or distribute the 7,000 votes among all or any number of the director-nominees. If there is cumulative voting for the election of directors, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes represented by the shares covered by the proxy and to distribute the votes among the candidates in the proxyholder's discretion, except that none of your votes will be cast for any nominee as to whom you instruct that your votes be withheld. Whether there is cumulative voting or not, directors are elected by a plurality of the votes cast.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Proposal 6 is a matter considered routine under the NYSE rules. All other proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

How many votes are needed to approve each proposal?

—

To be approved, Proposal 1 must receive a “For” vote from the majority of all shares entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the effect of an “Against” vote.

—	For Proposal 2, the election of directors, who are elected by a plurality, the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

—

To be approved, Proposal 3 must receive a “For” vote from the majority of all shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

—	For Proposals 4 and 5, because these votes are advisory, they will not be binding upon the Company or the Board of Directors. However, we value shareholders’ opinions, and we will consider the outcome of these votes when determining future executive compensation arrangements and the frequency of future votes on executive compensation arrangements.

—

To be approved, Proposal 6 must receive a “For” vote from the majority of all shares entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. There will be no broker non-votes on Proposal 6.

8

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were ________ shares outstanding and entitled to vote. Thus, the holders of ________ shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

When are shareholder proposals due for the 2014 Annual Meeting?

Any appropriate proposal submitted by a shareholder and intended to be presented at the 2014 Annual Meeting must be submitted in writing to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121 and received no later than July 31, 2014, to be includable in the Company’s proxy statement and related proxy. A shareholder proposal will need to comply with the Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

9

PROPOSAL 1

APPROVAL OF REINCORPORATION IN THE STATE OF DELAWARE, INCLUDING AN increase IN THE authorized share capital from 300,000,000 shares of common stock to 800,000,000 shares (PROPORTIONATELY REDUCED IN THE EVENT OF A REVERSE STOCK SPLIT) of common stock and 10,000,000 shares of preferred stock

Description of the Proposed Reincorporation in Delaware

We propose to change our state of incorporation from Minnesota to Delaware, which we refer to as the “Reincorporation.” The Reincorporation would be effected through the merger (the “Merger”) of the Company into a newly formed Delaware corporation that is a wholly owned subsidiary of the Company, which we refer to as the “Delaware Company,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, the Delaware Company will be the surviving corporation and will continue to operate our business under the name “Skyline Medical Inc.”

Reincorporation in Delaware will not result in a material change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware. Additionally, in conjunction with the Reincorporation, we are making changes to our charter documents which, among the other consequences described below, will result in a significant increase in the number of our authorized shares of capital stock, removal of cumulative voting rights in the election of the directors, and removal of preemptive rights.

Reasons for the Reincorporation in Delaware

The Board of Directors believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and our shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	enhanced ability of Delaware corporations to attract and retain qualified independent directors; and

•	greater flexibility and responsiveness of Delaware law to corporate needs.

Enhanced Ability to Attract and Retain Directors. We have a relatively small market capitalization compared to many other publicly traded companies. This will, in the Board’s view, result in the Company facing significant competition for qualified and experienced independent directors for the foreseeable future. The current corporate governance environment places a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of independent directors. The Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

As competition for qualified independent directors increases, directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance our ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, as noted below, Delaware law provides greater flexibility and responsiveness to corporate needs. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, many of whom are already incorporated in Delaware, to retain our current directors and attract and retain new directors.

Greater Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law, seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions such as financings, mergers and acquisitions and dividends. Moreover there is a substantial body of case law construing Delaware’s corporate statutes. Delaware has also established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the Delaware General Corporation Law (“DGCL”). The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate law issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. As a result of these factors, it is anticipated that Delaware law will provide greater flexibility in our legal affairs than is presently available under Minnesota law.

The interests of the Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under Minnesota law. A detailed discussion of the principal differences between Delaware and Minnesota law as they affect shareholders is set forth in the section below entitled “Comparison of the Rights of Securityholders.”

10

Material Terms of the Merger

In order to effect the Reincorporation of the Company in Delaware, the Company will be merged with and into the Delaware Company. Prior to the Merger, the Delaware Company will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of the Delaware Company and its telephone number are the same as those of the Company. As part of its approval and recommendations of our reincorporation in Delaware, the Board of Directors has approved, and recommends to our shareholders for their adoption and approval, the Merger Agreement pursuant to which we will be merged with and into the Delaware Company. The full texts of the Merger Agreement, the Certificate of Incorporation, and the Bylaws of the Delaware Company in substantially the form under which the Company’s business will be conducted after the Merger are attached hereto as Appendix A, Appendix B, and Appendix C, respectively. The discussion contained in this information statement is qualified in its entirety by reference to such Appendices.

The Board of Directors has determined that the Reincorporation and the terms of the Merger Agreement between the Company and Delaware Company are in the best interests of our shareholders. The Merger will result in an increase in the number of our authorized shares of common stock from 300,000,000 to 800,000,000 shares (proportionately reduced in the event of a reverse stock split), an authorization of up to 10,000,000 shares of preferred stock, and a conversion of our shares of common stock currently issued and outstanding into shares of common stock of Delaware Company, on a one-for-one basis.

The terms of the Merger Agreement are more fully described below.

Terms of the Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this information statement as Appendix A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that will govern the Merger.

The Merger. The Merger Agreement will provide that, subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into the Delaware Company, the Company’s separate legal existence shall cease and the Delaware Company shall continue as the surviving corporation.

Effect of the Merger. Upon the effectiveness of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into shares of the common stock of the Delaware Company, on a one-for-one-basis. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Delaware Company’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Delaware Company’s common stock. In conjunction with the Reincorporation, the Delaware Company’s charter documents will provide for an increase in the number of our authorized shares of common stock to 800,000,000 shares (proportionately reduced in the event of a reverse stock split). The Delaware Company, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. The Delaware Company shall be governed by Delaware law and succeed to all rights, assets, liabilities and obligations of the Company in accordance with Delaware law and Minnesota law.

Certificate of Incorporation and Bylaws of the Delaware Company Following the Merger. The Merger Agreement will provide that the Certificate of Incorporation and the Bylaws of the Delaware Company, as in effect at the time of the Merger (the “Effective Time”), will be the Certificate of Incorporation and the Bylaws, respectively, of the surviving corporation following the Merger.

Directors and Officers of the Delaware Company Following the Merger. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company at the Effective Time.

Certain United States Federal Income Tax Consequences

The Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of our common stock with respect thereto on the conversion of shares of our common stock into shares of the Delaware Company’s common stock. No gain or loss will be recognized for federal income tax purposes by the Company or Delaware Company.

Accounting Treatment of the Merger

In accordance with the terms of the Merger Agreement, the Company will be merged with and into the Delaware Company, with the Delaware Company being the surviving corporation; accordingly, the Merger is not expected to be accounted for as a business combination and as a result no goodwill is expected to be recorded. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company at the Effective Time. Since the Merger is not expected to be accounted for as a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be expensed.

11

Dissenters’ Rights

Section 302A.471 of the Minnesota Business Corporation Act (“MBCA”) grants any shareholder of the Company of record on August 22, 2013 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the discussion of dissenting shareholder rights under the caption “Dissenters’ Rights” and the provisions of Section 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D. It is the present intention of the Company to abandon the Merger in the event that more than 5% of shareholders exercise dissenters’ rights.

Comparison of the Rights of Securityholders

General

The Board of Directors has recommended that the Company’s state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in a material change in the business, management, assets, liabilities or net worth of the Company. The effects of the proposed change are summarized below.

Assuming our shareholders approve the Merger and upon acceptance for filing of the appropriate certificate of merger and the articles of merger by the Secretary of State of Delaware and the Secretary of State of Minnesota, respectively, the Company will be merged with and into the Delaware Company pursuant to the Merger Agreement, resulting in a change in our state of incorporation. We will then be subject to Delaware law and the Certificate of Incorporation and the Bylaws of the Delaware Company, which are attached hereto as Appendix B and Appendix C, respectively. Upon the effectiveness of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into one share of the common stock of the Delaware Company in accordance with the terms of the Merger Agreement. Outstanding options and warrants to purchase the Company’s common stock will be converted into options and warrants to purchase the same number of shares of the Delaware Company’s common stock. Outstanding convertible securities and convertible debt that are convertible into the Company’s common stock will be converted into convertible securities and convertible debt that are convertible into the same number of shares of the Delaware Company’s common stock.

IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF THE DELAWARE COMPANY. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

The Company is a Minnesota corporation, and Minnesota law and the Articles of Incorporation and the Bylaws of the Company govern the rights of its shareholders. The Delaware Company is a Delaware corporation and the rights of its stockholders are governed by Delaware law and by the Certificate of Incorporation and the Bylaws of the Delaware Company.

The major changes to the rights of the Company’s security holders, which are due in part to the Reincorporation and in part to a decision to change our corporate governance structure, are as follows, as described in more detail below:

•	the Delaware Company’s charter documents will provide for an increase in the number of our authorized shares of common stock from 300,000,000 to 800,000,000 shares (proportionately reduced in the event of a reverse stock split) and an authorization of up to 10,000,000 shares of preferred stock;

•	the Delaware Company’s charter documents will provide for an action to be taken by its shareholders if a written consent is signed by the holders of a sufficient number of shares that would have been required to effect the action at a meeting of the shareholders. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may only be taken by written consent without a meeting if such written consent is signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation;

•	the Delaware Company’s charter documents will not provide for cumulative voting rights in the election of directors, which the Company’s shareholders are currently entitled under Minnesota corporate law; and

•	the Delaware Company’s charter documents will not provide for preemptive rights, to which the Company’s shareholders are currently entitled under Minnesota corporate law.

Differences Related Primarily to Charter Documents

Authorized Capital and Potential Reverse Stock Split

12

The Company. The authorized capital stock of the Company consists of 300,000,000 shares of $0.01 par value of common stock. As of August 22, 2013, there were ________ shares of common stock issued and outstanding. The Board of Directors intends to effect a reverse stock split of the Company’s common stock prior to the effective date of the Merger. In connection with the reverse stock split, the number of shares of authorized common stock of the Company (currently 300,000,000) will be reduced proportionately to the reduction in outstanding shares of common stock.

The reverse stock split, if effected, will be intended to increase the market price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Capital Market. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share, or if certain financial and governance standards are achieved, a closing price on the OTC Markets of $3.00 (or $2.00 depending on the applicable listing standard) for five consecutive days and, following initial listing, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the reverse stock split, remain over the minimum bid price requirement of any such stock exchange. In addition to increasing the market price of our common stock, the Board of Directors believes the reverse stock split would be in our and our shareholders’ best interests for other reasons, including making our common stock more attractive to a broader range of institutional and other investors.

The Delaware Company. The authorized capital stock of the Delaware Company consists of 800,000,000 shares of common stock, par value $0.01 per share (proportionately reduced in the event of a reverse stock split), and 10,000,000 shares of preferred stock, par value $0.01 per share. At the time the Merger Agreement is entered into, the Delaware Company’s issued and outstanding share capital will consist of one share of common stock.

Board of Directors

The Company. The Company’s Bylaws provide that the size of the Board shall be no less than one and shall be determined from time to time by resolution of the Board, but no decrease shall effect the removal of any director except in compliance with the MBCA. The Company’s Board presently consists of five directors. Directors serve for an indefinite term, until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until the earlier death, resignation, removal, or disqualification of the director. Directors are elected by a plurality of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors. As described above under “Voting Power of Capital Stock,” shareholders have cumulative voting rights.

The Delaware Company. The Delaware Company’s Bylaws provide that that Board shall initially consist of five directors and may be increased or decreased from time to time by resolution of the stockholders or the Board. Directors are elected at each annual meeting, and each director shall serve until his or her term expires, his or her earlier death, or a successor is elected and qualified or until the director resigns or is removed. Directors are elected by the greatest number of votes, up to the number of directors then to be elected, cast at a meeting at which a quorum is present. Any vacancies may be filled by the vote of a majority of the board of directors, although less than a quorum, or by a sole remaining director, and any such person elected to fill a vacancy shall serve as a director until his successor shall have been elected and shall qualify or until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed.

Differences Related Primarily to State Law

Voting Power of Capital Stock

The Company. Each holder of our common stock has the right to cast one vote for each such share of common stock held of record on all matters voted on by the shareholders, including the election of directors. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders are entitled to cumulative voting in the election of directors. The Company’s Articles of Incorporation do not deny cumulative voting rights, and therefore, its shareholders are entitled to them.

The Delaware Company. Each holder of shares of the Delaware Company’s common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the stockholders, including the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes them. The Delaware Company’s Certificate of Incorporation does not authorize cumulative voting rights for stockholders.

Action by Directors Without a Meeting

Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Minnesota. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. However, the Company’s Bylaws currently require that a written action be taken unanimously by all members of the Board of Directors. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company’s Bylaws also contain such a provision.

Delaware. Delaware law provides for written action to be taken unanimously by all members of the Board of Directors. The Delaware Company’s Bylaws also contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

13

Conflicts of Interest

Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is approved by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. One difference between Minnesota law and Delaware law on this subject, however, is that under Minnesota law, either (1) the holders of two-thirds of the voting power of the shares entitled to vote which are owned by persons other than the interested director or directors, or (2) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote, must approve the contract or transaction, whereas under Delaware law, only a majority of the disinterested stockholders is required. Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been “fair” (according to Delaware law) or “fair and reasonable” (according to Minnesota law).

Minnesota. If such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director is present at the meeting which authorizes the contract or transaction.

Delaware. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Company’s Bylaws, the size of the Board shall be no less than one and shall be determined from time to time by resolution of the Board, but no decrease shall effect the removal of any director except in compliance with the MBCA. The Company’s Board presently consists of five directors.

Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Bylaws of the Delaware Company provide that the number of directors be determined from time to time by the Board.

Classified Board of Directors

Both Minnesota and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. Neither the Bylaws for the Company nor the Bylaws for the Delaware Company provide for a classified board.

Removal of Director

Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed, with or without cause, (i) by the vote of a the shareholders if there are cast against removal of the director the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board under cumulative voting, or (ii) if the director was named by the board to fill a vacancy and the shareholders have not subsequently elected directors, by the affirmative vote of a majority of the other directors. The Bylaws of the Company provide that the affirmative vote of a number of shares sufficient to elect a director may remove any or all of the directors from office at any time, with or without cause.

Delaware. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances.

Vacancies on Board of Directors

Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors resulting from death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum, (b) a vacancy on the board resulting from a newly created directorship resulting from an increase in the number of directors may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company’s Bylaws provide that any vacancy on the Board may be filled by vote of the remaining directors, even though less than a quorum, and each director so elected shall act as a director until his successor is elected by the shareholders, whom may make such election at their next regular meeting or at any meeting called for that purpose.

14

Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Company’s Bylaws follow these provisions.

Standard of Conduct for Directors

Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors and Officers

Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. The major difference between Minnesota law and Delaware law is that while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is permissive under Delaware law, except that a Delaware corporation must indemnify a person who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses and attorney’s fees actually and reasonably incurred in connection therewith.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in its Articles of Incorporation or Bylaws. The Company Bylaws provide for indemnification to the fullest extent permitted by Minnesota law.

Although indemnification is permissive in Delaware, a corporation may, through its certificate of incorporation, bylaws or other intracorporate agreements, make indemnification mandatory. The Certificate of Incorporation of the Delaware Company provides for indemnification to the fullest extent permitted by Delaware law.

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

Minnesota and Delaware corporate law, the Articles of Incorporation and Bylaws of the Company and the Delaware Company’s Certificate of Incorporation and Bylaws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Limitation of Liability

Minnesota. Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company’s Articles of Incorporation contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations.

15

Delaware. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, or (e) any act or omission that occurs before the effective date of the provision in the certificate eliminating or limiting liability. The Delaware Company’s Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, a director shall not be personally liable to the Delaware Company or its stockholders for monetary damages for breach of a directors’ fiduciary duty.

The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares

Minnesota. Minnesota law does not allow treasury shares.

Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the articles of incorporation, even if the board of directors does not approve. In general, amendments to the Company’s Articles of Incorporation must be recommended to the Company’s shareholders by the board and approved by a majority of the votes entitled to be cast by each voting group that has a right to vote on the amendment, unless a higher percentage is specified by Minnesota law, the Company’s Articles of Incorporation or the Company’s Bylaws.

Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware law. The Delaware Company’s Certificate of Incorporation does not provide for a different threshold.

Amendment of Bylaws

Minnesota. Holders of 3% or more of the voting power of the shares of a Minnesota corporation may propose amendments to the bylaws, even if the board of directors does not approve. The Company’s Articles of Incorporation provide that the Board of Directors shall have the power, to the extent permitted by law, to adopt, amend or repeal the Bylaws of the Company, subject to the power of the shareholders to adopt, amend or repeal such Bylaws, but they may not make or alter Bylaws fixing the number of directors or their classifications, qualifications or terms of office.

Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Company’s Bylaws provide that the directors may amend the Bylaws by a majority vote, or the shareholders may amend the Bylaws by a majority vote of the Delaware Company’s outstanding voting shares.

Shareholder Action

Under both the Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of “substantially all” assets, under Delaware law the definition of “substantially all” has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute “substantially all” and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25 percent of the corporation’s total assets at the end of the most recently completed fiscal year, and (2) 25 percent of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”

16

Both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company’s Articles nor the Delaware Company’s Certificate of Incorporation contain such a provision.

Shareholders’ Action Without a Meeting

Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation’s articles of incorporation.

Delaware. Delaware law permits such an action to be taken if the written consent is signed by the holders of a sufficient number of shares as would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company’s outstanding shares may take action by written consent in lieu of a stockholder meeting. However, Delaware law also provides that a corporation’s certificate of incorporation may restrict or prohibit stockholders’ action without a meeting. The Delaware Company’s Certificate of Incorporation does not limit its stockholders’ right to take action by written consent without a meeting.

Special Meetings

Minnesota. According to the Company’s Bylaws, special meetings of the Company’s shareholders may be called by the chief executive officer, chief financial officer, two or more directors, or by a holder or holders of ten percent (10%) or more of the shares entitled to vote, however, according to Minnesota law a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by twenty-five percent (25%) or more of the voting power of all shares entitled to vote.

Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Company’s Bylaws provide that special meetings may be called by the Chairman, the Chief Executive Officer, the President or the Secretary of the Company, or pursuant to a resolution adopted by a majority of the whole Board, or by a committee of the Board authorized to call such meetings.

Advance Notice

Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Bylaws of the Company provide that mailed notice must be mailed at least 5 days prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting.

Delaware. When required, Delaware law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws.

Dividends

Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation

Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the DGCL differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

17

The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly held corporation which is incorporated under or governed by the MBCA and has at least fifty shareholders. The Company is subject to the statute; the Delaware Company, because it is a Delaware corporation, will not be subject to the statute. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

Delaware. Delaware law restricts certain business combination transactions between a shareholder acquiring 15% or more (designated as an “interested” shareholder) of the voting stock and any Delaware corporation with securities traded on a national exchange, quoted on the NASDAQ Stock Market or owned of record by at least 2,000 shareholders. Unless an exception is available, the statute provides that for three years after the 15% threshold is exceeded, the corporation cannot have a merger, sale of substantial assets, loan, substantial issuance of stock, plan of liquidation, or reincorporation involving the interested shareholder or its affiliates. Shareholders may opt out at any time by majority vote, but the decision is not effective for one year.

There are a number of important exceptions to the basic prohibition on business combination transactions. First, the Delaware statute does not prohibit a business combination if, prior to becoming an interested shareholder, the board of directors has approved the business combination or the transaction which resulted in the shareholder passing the 15% threshold. Second, a business combination is permissible if the interested shareholder acquires 85% of the target’s outstanding voting stock (excluding shares held by management or held in employee benefit plans in which the employees do not have a confidential right to vote) in the transaction in which the 15% threshold is exceeded. Third, a business combination is permissible if approved by the board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding shares held by disinterested shareholders. Finally, if the target corporation, with the support of the majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested shareholder is released from the three year prohibition and free to compete with the target-supported transaction. In addition, note that while Delaware permits companies to opt out of its business combination statute, but the Delaware Company’s Certificate of Incorporation does not include this opt-out provision.

Minnesota. Minnesota law is similar to that of Delaware. However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer.

The Minnesota provision applies to “issuing public corporations,” defined as any Minnesota corporation with at least 100 shareholders (or with at least 50 shareholders if the Minnesota corporation is a publicly held corporation). Issuing public corporations that are publicly held are automatically subject unless they opt out by charter amendment and issuing public corporations that are not publicly held are subject only if they opt in by charter amendment. The Company is an “issuing public corporation” under Minnesota law and has not opted out of the Minnesota provision.

The MBCA includes other provisions relating to takeovers that are not included in the DGCL. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The MBCA contains a provision which prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, the MBCA authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

18

Inspection of Shareholder Lists

Minnesota. Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation’s share register.

Delaware. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation’s stockholders and to make copies or extracts therefrom.

Preemptive Rights

Minnesota. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders have a right to purchase a fraction of securities or rights to purchase securities before a corporation may offer them to other purchasers (subject to certain exemptions). The Company’s Articles of Incorporation do not deny preemptive rights, and therefore, its shareholders are entitled to them.

Delaware. Under Delaware law, stockholders are not entitled to preemptive rights unless a corporation’s certificate of incorporation explicitly authorize them. The Delaware Company’s Certificate of Incorporation does not authorize preemptive rights for shareholders.

It was recently brought to the attention of our management and board of directors that our company is subject to preemptive rights, as a result of a provision in the Minnesota Business Corporation Act that provides such rights to shareholders of a corporation, unless the corporation’s articles of incorporation “opt out” and deny them. For more details on the Company’s existing preemptive rights and the potential for claims against our company relating to such preemptive rights, see “Item 1A. Risk Factors – “Since our inception, a majority of our shares and other securities have been issued in violation of the preemptive rights of existing shareholders, which could result in claims against us” in the Company’s Quarterly Report on form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on August 14, 2013.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation.

Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Delaware Company Certificate does not provide otherwise) or the shareholders of which are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.

Section 302A.471 of the MBCA grants any shareholder of the Company and any beneficial owner of the shares of the Company of record on August 22, 2013 who objects to the Reincorporation and Merger the right to obtain payment from the Company for the fair value of the shares owned by the dissenting shareholder at the Effective Time. It is the present intention of the Company to abandon the Reincorporation and the Merger in the event that more than 5% of shareholders exercise dissenters’ rights.

Requirements for Exercising Dissenters’ Rights

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE MERGER, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121, and must be received before the vote for the proposed Merger. A vote against the Merger is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Delaware Company when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

19

Notice of Procedure

If and when the proposed Reincorporation is approved by shareholders of the Company and if the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates

To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his, her or its share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.

Purchase of Dissenting Shares

After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.

Acceptance or Settlement of Demand

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

Court Determination

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Abandonment of Merger

Notwithstanding shareholder approval, the Board of Directors of the Company may abandon the Merger, terminate the Merger Agreement (if it has been entered into) and abandon the Reincorporation at any time before consummation of the Merger if the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement (if it has been entered into) is terminated, the Board of Directors abandons the Merger, or the Company’s shareholders fail to approve the Merger, the Company would remain a Minnesota corporation. It is the present intention of the Company to abandon the Reincorporation and the Merger in the event that more than 5% of shareholders exercise dissenters’ rights.

20

Shareholder Vote Required

In order to be approved, Proposal 1 must be approved by a majority of shares entitled to vote either in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE REINCORPORATION FROM MINNESOTA TO DELAWARE.

21

PROPOSAL 2

ELECTION OF DIRECTORS

The Board of Directors may be comprised of not less than one director, and directors need not be shareholders of the Company. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The directors of the Company do not have a definite term of office and each director serves until his successor is elected and duly qualified. The Company does not have a Governance/Nominating Committee. The entire Board of Directors will consider director candidates recommended by shareholders. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder. To nominate a director, shareholders must submit such nomination in writing to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

On August 1, 2013, the Board increased the number of directors to eight and elected Frank Mancuso, Jr. and Dr. Arnon Dreyfuss to the Board to serve until the next annual meeting or until their successors are duly elected and qualified. In addition, on August __, 2013, the Board nominated five directors (Dr. Arnon Dreyfuss, Ricardo Koenigsberger, Joshua Kornberg, Frank Mancuso, Jr., and Andrew P. Reding) for re-election at the Annual Meeting, and elected Joshua Kornberg as the interim Chairman of the Board.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present. The nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by the Board of Directors. If there is cumulative voting in the election of directors, as set forth in the “ Questions and Answers about this Proxy Material and Voting” section above, such persons may distribute the votes represented by each proxy among such nominees in such proportion as determined in their discretion, unless the person giving the proxy specifically instructed otherwise. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

The same five individuals are directors of the Delaware Company. Therefore, upon the effectiveness of the Reincorporation as described under Proposal 1, the same persons will be the directors of the surviving corporation in the Merger.

The following is a brief biography for each nominee for director.

Name	Age (1)	Position
Directors:
Dr. Arnon Dreyfuss	61	Director
Ricardo Koenigsberger	46	Director
Joshua Kornberg	40	Chairman of the Board, President and Chief Executive Officer
Frank Mancuso, Jr.	54	Director
Andrew P. Reding (2)	43	Director

(1)	As of the date of this proxy statement.
(2)	Member of the Audit Committee

Nominees for election

Dr. Arnon Dreyfuss. Dr. Dreyfuss was appointed to the Board on August 1, 2013. He has decades of experience in healthcare and entrepreneurship. As an oncologist, he spent his career at Harvard Medical School’s Beth Israel Hospital and the Dana Farber Cancer Institute caring for patients while conducting and leading clinical trials. His scientific work appeared in major medical journals as well as in books and medical conferences. From 1987 to 1998, Dr. Dreyfuss also served as the founder, publisher, editor and Chief Executive Officer of Dreyfuss Hunt, Inc. (formerly The Health Source Corporation), a health and financial information provider and an “Inc. 500” company. He also co-founded epodia.com, a teaching material network, now owned and operated by the University of Pennsylvania. During the past decade, Dr. Dreyfuss has been consulting, advising and investing in start-up companies, particularly in the healthcare space. Dr. Dreyfuss obtained his undergraduate degree from the Sackler School of Medicine at Tel Aviv University and his Doctorate in Medicine from Hadassah Medical School at the Hebrew University in Jerusalem. He completed his residency training in Internal Medicine in 1984 at Tufts-New England Medical Center in Boston, which included a three-month rotation at the Clinical Research Institute in Nairobi, Kenya. In 1987 he completed a three-year combined Hematology and Oncology Fellowship at Harvard Medical School. In 1986, Dr. Dreyfuss received a Postdoctoral Fellowship Award from the American Cancer Society. He has been a member of the American Medical Association since 1987 and the American Society of Clinical Oncology since 1989. We believe Dr. Dreyfuss’ extensive knowledge of the medical device industry; his medical background and his contacts within our company’s potential customer base make him a valuable member of the Board.

22

Ricardo Koenigsberger. Mr. Koenigsberger was appointed to the Board on June 25, 2012 at the direction of Dr. Samuel Herschkowitz, pursuant to the terms of the note purchase agreement executed with Dr. Herschkowitz in December 2011. Mr. Koenigsberger is currently a managing partner of ROCA Management, a private investment fund focused on the REIT industry. In addition, he also serves as CEO of Realty Finance Corporation, a publicly held company. Previously, Mr. Koenigsberger was a partner of Apollo Real Estate, a large private equity firm, where he was responsible for new investments and investment management. At Apollo, he oversaw the investment of over $1+ billion in equity. Mr. Koenigsberger graduated summa cum laude from the Wharton School of the University of Pennsylvania. We believe Mr. Koenigsberger’s extensive experience in corporate finance and management qualifies him to serve on the Board.

Joshua Kornberg. Effective July 22, 2012, Joshua Kornberg was appointed by the Board of Directors of the Company as the Chief Executive Officer and President of the Company. Mr. Kornberg was elected Interim President, Chief Executive Officer and Chief Financial Officer by the Board on April 23, 2012. Mr. Kornberg was elected to the Board on March 9, 2012. Mr. Kornberg was appointed to the Board in March 2012 at the direction of Dr. Samuel Herschkowitz, pursuant to the terms of the note purchase agreement executed with Dr. Herschkowitz in December 2011. As long as any amount payable under the note remains outstanding, Dr. Herschkowitz or his designee is entitled to appoint a special advisor to the Company’s Board of Directors, who will be appointed as a member of the Board upon request. Pursuant to this authority, Josh Kornberg was appointed to the Board on March 9, 2012. Mr. Kornberg is President and founding partner of APA, a private equity fund based in New York. Prior to founding APA, Mr. Kornberg served as Chief Investment Officer of The Lightstone Group, a national private equity firm and Director of the Lightstone Value Plus REIT, a public company focused on commercial real estate. Mr. Kornberg worked in the capital markets group at Morgan Stanley, and also served as Vice President at The RREEF Funds, one of the leading global pension fund advisors.

Frank Mancuso, Jr. Mr. Mancuso was appointed to the Board on August 1, 2013. He is a veteran of the film production industry with more than 30 years of industry experience. He is currently the President of Boss Media, LLC, which he co-founded in 2010. Prior to joining Boss Media, Mr. Mancuso was the President of 360 Pictures, LLC and FGM Entertainment Inc. since November 1982. Mr. Mancuso also has an extensive background in healthcare and has served on the boards of multiple public companies. Mr. Mancuso has been a director of Prospect Park Capital Corp. (TSX VENTURE:PPK.P), a company whose strategy is to invest in early to mid-stage healthcare companies, since September 2012. Previously, he was a director at Delcath Systems, Inc. (NASDAQ: DCTH), a healthcare device company dedicated to the infusion of high dose chemotherapy to targeted areas of the body for the treatment of cancer, from 1998 to 2001. Mr. Mancuso obtained a Bachelor of Arts degree in business and graduated with honors from Upsala College in 1980. We believe Mr. Mancuso’s background with healthcare companies and his experience with financing growing companies make him a valuable member of the Board.

Andrew P. Reding. Mr. Reding is an executive with extensive experience in sales and marketing of capital equipment for the acute care markets. He has served as a director of the Company since 2006 and he is currently the President and Chief Executive Officer of TRUMPF Medical Systems, Inc., a position he has held since April 2007. Prior to that, he was Director of Sales at Smith & Nephew Endoscopy and prior to that, he served as Vice President of Sales and Director of Marketing with Berchtold Corporation from 1994 to 2006. His experience is in the marketing and sales of architecturally significant products for the operating room, emergency department and the intensive care unit. Mr. Reding has successfully developed high quality indirect and direct sales channels, implemented programs to interface with facility planners and architects and developed GPO and IDN portfolios. Mr. Reding holds a bachelor’s degree from Marquette University and an MBA from The University of South Carolina. We believe Mr. Reding’s extensive experience with medical device and health care companies qualify him to serve on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.

23

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Although we are not required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, we use these listing standards as our guide toward determining independence of our directors and other areas of corporate governance. Under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that the following directors and nominees are independent directors within the meaning of the NASDAQ listing standards: Dr. Dreyfuss, and Messrs. Koenigsberger, Mancuso and Reding. In making this determination, the Board of Directors found that none of these directors and nominees had a material or other disqualifying relationship with the Company. Mr. Kornberg, the Company’s Chairman of the Board, President and Chief Executive Officer is not an independent director by virtue of his employment with the Company.

Leadership structure

On August __, 2013, the independent directors of the board elected Joshua Kornberg as the interim Chairman of the Board to replace Lawrence Gadbaw upon Mr. Gadbaw’s resignation. The Board believes that this temporary board leadership structure is in the best interests of the Company and its shareholders at this time. While serving as the interim Chairman of the Board, Mr. Kornberg will fulfill his responsibilities in chairing the board through close interaction with the independent directors.

Oversight of risk management

Board-level risk oversight is primarily performed by our full Board, although the Audit Committee oversees our internal controls and regularly assesses financial and accounting processes and risks. Our risk oversight process includes an ongoing dialogue between management and the Board and the Audit Committee, intended to identify and analyze risks that face the Company. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plan are necessary. The Board (or the Audit Committee, with respect to risks related to internal controls, financial and accounting matters) monitors risk mitigation action plans developed by management, in order to ensure such plans are implemented and are effective in reducing the targeted risk.

Code of ethics and business conduct

On November 14, 2008, the Board adopted the Code of Ethics of Skyline Medical Inc. that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics is available in print to any shareholder requesting a copy in writing from our Corporate Secretary at our executive office set forth on the cover page of this proxy statement.

Shareholder communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company’s Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

Skyline Medical Inc. Board of Directors

Attention: Secretary

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

24

Meetings of the Board of Directors

The Board of Directors met 13 times during the fiscal year ended December 31, 2012. All directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served and which were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s Articles of Incorporation, as amended, By-Laws and Minnesota law.

Information regarding committees of the Board of Directors

During the fiscal year ended December 31, 2012, the Board of Directors maintained two committees: the Audit Committee and the Compensation Committee. The following table provides membership and meeting information for fiscal 2012 for each of the committees of the Board of Directors in existence through December 31, 2012:

Name	Audit	Compensation
Lawrence W. Gadbaw	X
Joshua Kornberg
Peter L. Morawetz, PhD		X
Thomas J. McGoldrick		X
Andrew P. Reding	X
Ricardo Koenigsberger
Total meetings in fiscal 2012	4	2

Below is a description of each committee of the Board of Directors as such committees are presently constituted. The Board of Directors has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The functions of the Audit Committee include, among other things:

—	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

—	coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department (“internal auditing department” or “internal auditors”), the internal auditing department; and

—	communicating directly with the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors regarding the matters related to the committee’s responsibilities and duties.

Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.

Our Audit Committee currently consists of Mr. Reding. Until recently, Lawrence W. Gadbaw, the Company’s former Chairman of the Board, served as the chairperson of the Audit Committee. Each Audit Committee member was (during fiscal 2012) and the current Audit Committee member is a non-employee director of the Board. The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that each Audit Committee member was (during fiscal 2012) and the current member of our Audit Committee is, independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Audit Committee met four times in fiscal 2012.

Audit Committee Financial Expert

The Board has determined that neither Mr. Gadbaw nor Mr. Reding was or is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). As noted above, Mr. Gadbaw was and Mr. Reding is independent within the meaning of NASDAQ’s listing standards. The Board of Directors is in the process of evaluating the depth of experience of all board members to determine if any would qualify as an audit committee financial expert and, if so, if they would be willing to serve as the financial expert on the Audit Committee. In the meantime, the Company is not required to meet NASDAQ listing standards, and the full board accepts responsibility for oversight of the Audit Committee.

25

Report of the Audit Committee of the Board of Directors

The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management and the independent auditors;
(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with and without management present; and
(3)	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Andrew P. Reding

Compensation Committee

The Board does not currently have a Compensation Committee. The Compensation Committee previously consisted of Dr. Peter Morawetz, as the former chairperson, and Thomas J. McGoldrick. Such former members were of the Compensation Committee were appointed by the Board of Directors, and consisted entirely of directors who were “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent” as independence is currently defined in Rule 4200(a) (15) of the NASDAQ listing standards. In fiscal 2012, the Compensation Committee met two times. The functions of the Compensation Committee (when such committee is formally in place) include, among other things:

—	recommending the annual compensation packages, including base salaries, incentive compensation, deferred compensation and stock-based compensation, for our executive officers;

—	administering our stock incentive plans, and subject to board approval in the case of executive officers, approving grants of stock, stock options and other equity awards under such plans;

—	reviewing and making recommendations regarding the terms of employment agreements for our executive officers;

—	developing, recommending, reviewing and administering compensation plans for members of the Board of Directors;

—	reviewing and discussing the compensation discussion and analysis with management; and

—	preparing any compensation committee report required to be included in the annual proxy statement.

All Compensation Committee recommendations regarding compensation to be paid or awarded to our executive officers are subject to approval by a majority of the independent directors serving on the Board of Directors.

Our Chief Executive Officer may not be present during any Board or Compensation Committee voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers, but may not vote on such items of business.

Compensation Committee Interlocks and Insider Participation

As indicated above, the Compensation Committee previously consisted of Dr. Morawetz and Mr. McGoldrick. Neither of such former members of the Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on the compensation committee or the board of directors of any other entity that has one or more officers serving as a member of the Board of Directors or the Compensation Committee.

26

Governance/Nominating Committee

The Company does not have a Governance/Nominating Committee. The entire Board of Directors will consider director candidates recommended by shareholders pursuant to the procedures described in the Company’s Bylaws. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder. While the Board of Directors has not established specific, minimum qualifications, qualities or skills that a director nominee is required to have and the Board of Directors does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board of Directors generally considers: (i) the size of the Board of Directors best suited to fulfill its responsibilities, (ii) the overall composition of the membership of the Board of Directors to ensure that the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds and (iii) the reputation, independence, integrity, education, and business, strategic and financial skills of director nominees. Each of the five nominees for election as a director named in this proxy statement were unanimously recommended by the full Board of Directors for submission to the shareholders of the Company as the Board of Directors’ nominees. Dr. Dreyfuss and Mr. Mancuso were recommended to the Board for nomination by the Chief Executive Officer.

Diversity

The Board of Directors does not currently have a policy regarding attaining diversity on the Board, although diversity of viewpoint, background and experiences is a factor considered when evaluating director candidates.

TRANSACTIONS WITH RELATED PERSONS

The Audit Committee has the responsibility to review and approve all transactions to which a related party and the Company may be a party prior to their implementation, to assess whether such transactions meet applicable legal requirements.  Except as described in this proxy statement, since the beginning of fiscal 2012, there were no related party transactions arising or existing requiring disclosure, as would be required if we were subject to NASDAQ listing standards, SEC rules and regulations or the Company’s policy and procedures.

RELATED PARTY TRANSACTIONS

Arrangements with Directors

The Company entered into agreements, in 2008, with our former Chairman of the Board, Lawrence Gadbaw, and in 2009 with a board member, Peter Morawetz, to pay Mr. Gadbaw $25,000 and Mr. Morawetz $30,000 upon the Company raising $3 million in new equity. Mr. Gadbaw received 277,778 shares at $.09 per share in June 2012 as compensation in lieu of the $25,000 cash for raising $3 million in new equity. Mr. Gadbaw was paid the balance due under his separation agreement from 2008. This amount was $46,000 upon signing the agreement in 2008 payable at $2,000 per month; the payments to Mr. Gadbaw are complete. Mr. Gadbaw is due $10,000 in accounts payable as of December 31, 2012 pertaining to his monthly fee as Chairman of the Board of Directors. Mr. Gadbaw also received a warrant for 30,000 shares at $.15 per share in June 30, 2012 as compensation for service as Chairman.

Convertible Note Purchase Agreements with Dr. Samuel Herschkowitz and SOK Partners, LLC

On March 28, 2012, the Company, entered into a Convertible Note Purchase Agreement, dated as of March 28, 2012 (the “SOK Purchase Agreement”) with SOK Partners, LLC (“SOK Partners”), an investment partnership. Josh Kornberg, who is a member of the Company’s Board of Directors, and Dr. Samuel Herschkowitz are affiliates of the manager of SOK Partners and Ricardo Koenigsberger, a director, is a holder of membership units of SOK Partners. Pursuant to the SOK Purchase Agreement, the Company issued a 20.0% convertible note due August 2012 in the principal amount of up to $600,000. Principal and accrued interest on the note is due and payable on August 28, 2012. The Company’s obligations under the note are secured by the grant of a security interest in substantially all tangible and intangible assets of the Company. The SOK Purchase Agreement and the note include customary events of default that include, among other things, non-payment defaults, covenant defaults, inaccuracy of representations and warranties, cross-defaults to other indebtedness and bankruptcy and insolvency defaults. The occurrence of an event of default could result in the acceleration of the Company’s obligations under the note, and interest rate of twenty-four (24%) percent per annum accrues if the note is not paid when due. The balances of the Samuel Herschkowitz and SOK Partners notes are $240,000 and $357,282, respectively.

On March 28, 2012, the Company received an advance of $84,657 under the note, including a cash advance of $60,000 net of a prepayment of interest on the first $300,000 in advances under the note. The holder of the note is entitled to convert the note into shares of common stock of the Company at an initial conversion price per share of $0.065 per share, subject to adjustment in the event of (1) certain issuances of common stock or convertible securities at a price lower than the conversion price of the note, and (2) recapitalizations, stock splits, reorganizations and similar events. In addition, the Company is required to issue two installments of an equity bonus to SOK Partners in the form of common stock valued at the rate of $0.065 per share. In April 2012, the Company issued the first equity bonus to SOK Partners, consisting of 4,615,385 shares of common stock, with a second installment due within five business days after SOK Partners has made aggregate advances under the note of at least $300,000. Until the maturity date of the note, if the Company obtains financing from any other source without the consent of SOK Partners, then the Company is required to issue additional bonus equity in an amount equal to $600,000 less the aggregate advances on the note made prior to the breach.

27

As long as any amount payable under the note remains outstanding, SOK Partners or its designee is entitled to appoint a new member to the Company’s Board of Directors, who will be appointed upon request. Mr. Koenigsberger was appointed to the Board by SOK Partners on June 25, 2012.

On March 28, 2012, the Company signed an Amended and Restated Note Purchase Agreement, dated as of December 20, 2011, with Dr. Samuel Herschkowitz (as amended, the “Herschkowitz Purchase Agreement”). Pursuant to the Herschkowitz Purchase Agreement, the Company issued a 20.0% convertible note due June 20, 2012 in the principal amount of $240,000 for previous advances under the note. The Company’s obligations under the note are secured by the grant of a security interest in substantially all tangible and intangible assets of the Company. The Company has previously issued to Dr. Herschkowitz an equity bonus consisting of 1,546,667 shares of common stock. Further, on December 22, 2011 in agreement with Dr. Herschkowitz, the Company had issued 7,500,000 shares for him to hold should the Company default on his original Note Purchase Agreement. Due to the occurrence of an “event of default” under Dr. Herschkowitz’s convertible promissory note, on April 24, 2012, and in accord with the forbearance and settlement agreement described below, we conceded the 7,500,000 shares to Dr. Herschkowitz as penalty shares pursuant to his Note Purchase Agreement with the Company. Effective August 15, 2012 the Company entered into a settlement and forbearance agreement relating to the defaults under the note and other matters. Among other things, the Company issued 26.5 million shares of common stock to Dr. Herschkowitz and SOK Partners and adjusted the conversion price of the notes held by such parties, in exchange for forbearance from Dr. Herschkowitz asserting his rights as a secured creditor, an extension of the due dates of the notes and other consideration. See “Letter Agreement With Affiliates of Dr. Herschkowitz and SOK Partners Regarding Investors Regarding Forbearance and Dilution Protection” below.

As long as any amount payable under the note remains outstanding, Dr. Herschkowitz or his designee is entitled to appoint a special advisor to the Company’s Board of Directors, who will be appointed as a member of the Board upon request. Pursuant to this authority, Josh Kornberg was appointed to the Board on March 9, 2012. Mr. Kornberg was appointed the Interim CEO, President and CFO on April 24, 2012. On July 22, 2012 Mr. Kornberg was approved by the Board of Directors as the Company’s CEO/President. Both the Samuel Herschkowitz and SOK Partners agreements have been extended until March 31, 2013. The agreement was amended a second time, with the due date extended to April 30, 2013, and a third time, with the due date extended to August 31, 2013.

Letter Agreement With Affiliates of Dr. Herschkowitz and SOK Partners Regarding Forbearance and Dilution Protection.

Effective August 15, 2012, the Company entered into a letter agreement with Dr. Samuel Herschkowitz, his affiliate, Atlantic Partners Alliance (“APA”), and SOK Partners, LLC (“SOK”), an investment partnership. Dr. Herschkowitz and Joshua Kornberg, the Chief Executive Officer of the Company, are managers of APA and SOK Partners. The letter agreement modifies terms of the Herschkowitz Note Purchase Agreement and the SOK Note Purchase Agreement. Among other things, (i) Dr. Herschkowitz agreed to forbear from asserting his rights as a secured creditor to substantially all of the Company’s assets, resulting from the Company’s defaults; (ii) the Company agreed to issue shares of common stock to Dr. Herschkowitz and SOK and adjust the conversion price of their convertible notes to satisfy the Company’s obligations to adjust for dilution; (iii) Dr. Herschkowitz and SOK agreed to extend the maturity of their notes; (iv) The Company agreed to pay certain compensation to Dr. Herschkowitz upon the achievement of financial milestones and (v) Dr. Herschkowitz clarified and waived certain of his rights, including the right to interest at a penalty rate upon default.

Dilution Protection. The Company and APA were parties to a letter agreement dated March 14, 2012, providing APA and its affiliates (including Dr. Herschkowitz and SOK) with rights to avoid dilution relating to additional issuances of equity securities by the Company through July 14, 2012, evidencing the parties’ intent that APA would be provided with significant protection against dilution. This protection was in recognition of APA’s investments in the Company involving a high degree of risk and the Company’s contemplated need for restructuring its indebtedness, which were anticipated to result, and have resulted, in significant dilution. The parties acknowledged that Dr. Herschkowitz and SOK would not have made their historical cash investments in the Company to the same degree had the dilution protection not been provided, and the investments by these parties have enabled the Company to avoid insolvency. Since the respective dates of the Herschkowitz Note Purchase Agreement and the SOK Note Purchase Agreement, the Company has issued in excess of 16,000,000 shares of common stock to parties other than APA and its affiliates, resulting in significant dilution.

Default Notice. Pursuant to a letter dated April 20, 2012 and as disclosed in the Form 10-Q for the quarter ended March 31, 2012, Dr. Herschkowitz advised the Company of the occurrence of numerous events of default under the terms of the Herschkowitz Note and the Herschkowitz Note Purchase Agreement. As a result of such events of default, Dr. Herschkowitz asserted significant rights as a secured creditor of the Company, including his rights as a secured creditor with a security interest in substantially all assets of the Company. Without a settlement relating to the defaults and other matters, Dr. Herschkowitz could have taken action to levy upon the Company’s assets, including patents and other intellectual property.

28

Terms of Letter Agreement Relating to Settlement.

Forbearance. In the letter agreement, Dr. Herschkowitz agrees to forbear from exercising any of his rights arising under the Herschkowitz Note or the Herschkowitz Note Purchase Agreement with respect to the existing defaults against the Company, subject to the limitations set forth in the letter agreement and without releasing or waiving any future breach of the letter agreement. He further agrees to forbear from exercising any rights with respect to events of default, security interests in the collateral and other similar remedies against the Company or his interests under the Herschkowitz Note or the Herschkowitz Note Purchase Agreement until the occurrence of an event of default in the Herschkowitz Note: (a) that does not constitute an existing default and (b) occurs and accrues after the effective date of the letter agreement.

Penalty Shares; No Penalty Interest. Dr. Herschkowitz and the Company acknowledge that 7.5 million shares of the Company’s common stock, constituting the “penalty shares” under the Herschkowitz Note Purchase Agreement, were delivered to Dr. Herschkowitz in April 2012 as provided in the Herschkowitz Note Purchase Agreement upon an event of default. Notwithstanding a provision that would have increased the rate of interest from 20% to 24% upon an event of default, Dr. Herschkowitz agreed that the Company would not pay the increased rate of interest but would accrue interest at 20% until a subsequent event of default.

Extension of Due Dates and Other Amendments to Notes. The Herschkowitz Note and the SOK Note were amended as follows: (i) the due dates of the notes are extended to December 31, 2012, from the previous due dates of June 20, 2012 and August 28, 2012, respectively; (ii) Dr. Herschkowitz will release his security agreement after payment of all currently outstanding promissory notes to parties other than SOK; and (iii) the Herschkowitz Note was amended to add certain events of default relating to judgments against the Company or other creditors taking action with respect to the collateral. In December 2012, Dr. Herschkowitz and SOK Partners agreed to further extend the due date of the Herschkowitz Note and the SOK Note, respectively, through March 31, 2013. In March 2013, the due date was extended to April 30, 2013. In April 2013, the due date was extended to August 31, 2013.

Adjustment for Dilution. APA and its affiliates agreed to terminate the letter agreement regarding dilution dated March 14, 2012. In consideration of the various provisions of the letter agreement and in recognition of the understanding of the parties regarding dilution and the agreements of APA and its affiliates to forebear and to extend the due dates of the notes, the Company (i) issued 13,250,000 shares to Dr. Herschkowitz, (ii) issued 13,250,000 shares to SOK, and (iii) the conversion price of the Herschkowitz Note and the SOK Note were changed to $0.014 per share from $0.065 per share. Based on the principal balance and accrued interest through June 30, 2012 as a result of the adjusted conversion price, the Herschkowitz Note and the SOK Note in the aggregate were convertible into approximately 42.7 million shares of common stock.

Milestone Fees. In the event that the Company consummates the following series of transactions on or prior to June 30, 2013: (i) a merger or similar transaction with a public shell company, (ii) raising between $2 million and $4 million through an offering of the securities of the public shell company concurrent with or subsequent to the shell merger and (iii) listing the Company’s shares on NASDAQ pursuant to an underwritten offering of the Company’s securities resulting in gross proceeds of between $5 million and $30 million then the Company shall deliver to Dr. Herschkowitz the following compensation: (A) $75,000 upon consummating the shell merger, (B) $150,000 upon consummating the qualifying financing round and (C) 3% of the gross proceeds of the NASDAQ underwriting, which payment shall under no circumstances be less than $200,000 or greater than $1,000,000. The Company shall reimburse Dr. Herschkowitz at his actual out-of-pocket cost for reasonable expenses incurred in connection with the shell transactions but in no event in an amount greater than $10,000. On March 6, 2013 the due date for the convertible notes was extended to April 30, 2103. In consideration of the extension additional milestone fees were included in the agreement: (i) financing raising not less than $1 million, compensation of $75,000; (ii) a going private transaction, compensation of $200,000 and (iii) 3% of the gross proceeds of the NASDAQ underwriting, which payment shall under no circumstances be less than $200,000 or greater than $3,000,000.

Share Ownership and Control. As a result of the transactions under the letter agreement, Dr. Herschkowitz, SOK and their affiliates currently own 46,895,963 outstanding shares of common stock and hold derivative securities representing an additional 52,513,414 shares of common stock. Their beneficial ownership currently represents 69% of the Company’s outstanding common stock, giving such parties significant control over election of the Board of Directors and other matters.

Additional Investments by Dr. Herschkowitz and Assignees

On November 6, 2012, we entered into additional note purchase agreements with Dr. Samuel Herschkowitz, pursuant to which on the same date, we issued and sold convertible promissory notes in the total principal amount of $156,243 to Dr. Herschkowitz and certain of his assignees. Pursuant to the note purchase agreements, we issued to these parties an aggregate 1,562,430 shares of common stock in consideration of the notes. The convertible notes bear interest at the rate of 20% per annum and are secured by a security interest in the Company’s accounts receivable, patents and certain patent rights and are convertible into common stock upon certain mergers or other fundamental transactions at a conversion price based on the trading price prior to the transaction. The proceeds from the financing were used to pay off approximately $155,000 in principal amount of secured indebtedness.

29

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of December 31, 2012:

	Number of securities to be issued upon exercise of outstanding restricted stock, warrants and options (a)	Weighted-average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (1)	29,009,788	$0.09	-
Equity Compensation plans not approved by security holders	-	$-	-

(1)	Consists of outstanding options under the 2008 Equity Incentive Plan and the Amended and Restated 2012 Stock Incentive Plan. The remaining share authorization under the 2008 Equity Incentive Plan was been rolled over to the current Amended and Restated 2012 Stock Incentive Plan.

EXECUTIVE COMPENSATION

Overview

This section describes the material elements of the compensation awarded to, earned by or paid to our Chief Executive Officer and the two most highly compensated executive officers as determined in accordance with SEC rules, collectively referred to as the “Named Executive Officers.”

Executive Compensation Components for Fiscal 2012

Base salary is an important element of our executive compensation program as it provides executives with a fixed, regular, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team that will successfully grow our business and create shareholder value. We also utilize base salaries to reward individual performance and contributions to our overall business objectives, but seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our stock options and restricted stock awards.

The Compensation Committee reviews the Chief Executive Officer’s salary at least annually. The Compensation Committee may recommend adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee also reviews other executives’ salaries throughout the year, with input from the Chief Executive Officer. The Compensation Committee may recommend adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendation and the reviewed executives’ responsibilities, experience and performance, as well as comparative market data.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after giving consideration to experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our Company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

Stock Option and Other Equity Awards

Consistent with our compensation philosophies related to performance-based compensation, long-term shareholder value creation and alignment of executive interests with those of shareholders, we make periodic grants of long-term compensation in the form of stock options or restricted stock to our executive officers, directors and others in the organization.

Stock options provide executive officers with the opportunity to purchase common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if the common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option shares to vest. This provides an incentive for an option holder to remain employed by us. In addition, stock options link a significant portion of an employee’s compensation to shareholders’ interests by providing an incentive to achieve corporate goals and increase shareholder value. Under our Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”), we may also make grants of restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights to officers and other employees. We adopted the 2012 Plan to give us flexibility in the types of awards that we could grant to our executive officers and other employees.

30

Limited Perquisites; Other Benefits

We intend to provide our employees with a full complement of employee benefits, including health and dental insurance, short term and long term disability insurance, life insurance and a 401(k) plan but have currently only provided a health insurance plan due to limited funding. As our business grows we will look to implement the balance of the benefit plans that will be competitive with other companies in our industry and within our geographical area.

Summary Compensation Table for Fiscal 2011 and 2012

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2012 and December 31, 2011 by each of the named executive officers:

Summary Compensation Table for Fiscal 2011 and 2012

Name and Principal Position	Year	(6) Salary	Bonus	Stock Awards	(2) Option Awards	(7) All Other Compensation	Total Compensation

Joshua Kornberg, CEO, President (3)	2012	$45,000	$360,000	$45,000	$345,044	$112,162	$907,206

	2011	$-	$-	$-	$-	$-	$-

David O. Johnson, COO (4)	2012	$35,625	$150,000	$-	$40,255	$65,725	$292,605

	2011	$-	$-	$-	$-	$-	$-

Bob Myers, CFO (5)	2012	$30,933	$125,000	$-	$40,255	$15,000	$211,188

	2011	$-	$-	$-	$-	$-	$-

Kevin Davidson, Former CEO, President, CFO (1)	2012	$31,875	$-	$-	$13,356	$-	$45,231

	2011	$177,083	$-	$-	$96,885	$-	$273,968

(1) Mr. Davidson served as our President and Chief Executive Officer from 2006 through April 22, 2012 and our Chief Financial Officer from January 2009 through April 22, 2012. Mr. Davidson’s salary in 2012 reflects the salary earned until leaving the Company on April 22, 2012, inclusively. Mr. Davidson’s fiscal 2012 Option Awards were in the form of warrants to purchase common stock, par value $0.01, at $.010 per share.

(2) Represents the actual compensation cost recognized during 2012 and 2011 as determined pursuant to FASB ASC 718 - Stock Compensation utilizing the assumptions discussed in Note 3, “Stock Options and Warrants,” in the notes to the financial statements included in the Form 10-K filed on March 22, 2012.

(3) Mr. Kornberg became a consultant on March 13, 2012, Interim CEO on April 24, 2012 and CEO on July 1, 2012. The bonus awarded by the Board is all in cash payable during fiscal 2013.

(4) Mr. Johnson was a contract employee from January 1, 2012 to June 30, 2012 and became COO on July 1, 2012 The bonus awarded by the Board is fifty percent in cash (payable during fiscal 2013) and fifty percent in options to purchase common stock, par value $0.01, at $0.079 per share half vesting in six months and half vesting in twelve months.

(5) Mr. Myers’s was a contract employee from January 1, 2012 to June 30, 2012 and became CFO on July 1, 2012. The bonus awarded by the Board is fifty percent in cash (payable during fiscal 2013) and fifty percent in options to purchase common stock, par value $0.01, at $0.079 per share half vesting in six months and half vesting in twelve months.

(6) Salaries shown, where applicable are net of the 401(k) retirement plan put in place during 2012.

(7) All Other Compensation in 2012 consisted of consulting income for Messrs. Kornberg, Johnson and Myers prior to becoming an executive officer.

31

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2012

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2012:

	Option Awards
	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price	Option Expiration Date
Joshua Kornberg (2)
	8/13/2012	6,000,000		$0.08	8/13/2022
	3/14/2013	14,400,000		$0.075	3/14/2023

David O. Johnson	8/13/2012	700,000	300,000	$0.08	8/13/2022
	3/18/2013		474,684	$0.079	3/18/2024
	3/18/2013		474,684	$0.079	3/18/2024

Bob Myers	8/13/2012	700,000	300,000	$0.08	8/13/2022
	3/18/2013		395,570	$0.079	3/18/2024
	3/18/2013		395,570	$0.079	3/18/2024

Kevin R. Davidson (1)	6/5/2008	543,292		$0.01	4/24/2013
	6/11/2008		80,000	$0.35	4/24/2013
	11/16/2010	800,000		$0.15	4/24/2013
	8/1/2011	320,988		$0.01	4/24/2013

(1)	Mr. Davidson left the Company, as CEO, President and CFO, April 24, 2012; his stock options fully vest upon his exit date and are exercisable for twelve months thereafter.

(2)	Does not reflect an award of 5,000,000 shares of restricted stock which the Company awarded to Mr. Kornberg, effective March 14, 2013. Such shares vest upon certain changes in control of the Company.

Potential Payments Upon Termination or Change of Control

Most of our stock option agreements provide for an acceleration of vesting in the event of a change in control as defined in the 2012 Plan.

Employment Contracts and Separation Agreements

Employment Agreement and Restricted Stock Award Agreement With CEO. On June 17, 2013, the Company entered into an amended and restated employment agreement (the “Restated Agreement”) effective March 14, 2013 with Joshua Kornberg, who has served as Chief Executive Officer since July 22, 2012 and who served as Interim Chief Executive Officer from April 24, 2012 to July 21, 2012. The Restated Agreement supersedes the Company’s Employment Agreement with Mr. Kornberg dated August 13, 2012 (the “Previous Agreement”). The Company also entered into a restricted stock award agreement (the “Restricted Stock Award Agreement”) with Mr. Kornberg, effective March 14, 2013. The terms of the Restated Agreement and the Restricted Stock Award Agreement include the following:

Term: The initial term of the Restated Agreement commenced on January 1, 2013 and continues through December 31, 2016, with employment under the Restated Agreement to automatically continue for additional successive one-year periods unless either party provides at least 60 days’ notice of intention not to renew the agreement.

Annualized Base Salary: Mr. Kornberg’s annualized base salary will be $250,000, subject to increase. Under the Previous Agreement, Mr. Kornberg’s annualized base salary was $180,000, subject to increase.

Annual Bonus: Mr. Kornberg will be eligible to receive an annual bonus with respect to each calendar year during the term of employment at the end of which he remains employed by the Company, based on attainment of reasonable Company and/or individual performance metrics. The target annual bonus will be 150% of Mr. Kornberg’s base salary; provided that the actual amount of the annual bonus for each calendar year (prorated for 2012) will be determined based on the relative level of achievement of the applicable metrics and which may be in an amount greater or less than the target annual bonus but shall not be less than 50% of the target annual bonus. Mr. Kornberg’s 2012 annual bonus was established at $360,000, or 200% of his base salary for 2012.

32

Equity Incentive Grants: Mr. Kornberg will receive annual equity incentive grants (stock options, restricted stock or other stock-based awards) with respect to each calendar year ending during the term. The target aggregate grant date fair value of each annual grant will be 200% of his base salary, subject to increase. Each annual grant will be fully vested on the date of grant. In addition, the Company granted Mr. Kornberg (i) 10-year non-qualified stock options to purchase 14.4 million shares at an exercise price of $.075 per share of common stock on March 14, 2013, equal to the fair market value of the common stock on the date of grant, which shares were fully vested on the date of grant, and (ii) 5 million shares of restricted stock granted under the Restricted Stock Award Agreement, which are subject to vesting only upon certain change in control events as further described in the Restricted Stock Award Agreement.

Other Benefits: Mr. Kornberg will be eligible to continue to participate in or receive benefits under all of the Company’s executive benefit plans currently in effect, or substantially equivalent plans or arrangements. If he does not elect to participate in the Company’s health insurance program, the Company will reimburse him for the premiums for medical and dental insurance for himself, his spouse and his eligible dependents. The Company will also provide supplemental payments to cover the cost of premiums to maintain a commercially reasonable term life and/or whole insurance policy of his choosing providing a death benefit of $3 million dollars.

Compensation Upon Termination: If Mr. Kornberg’s employment with the Company is terminated for any reason, the Company shall pay to him (or to his authorized representative or estate) any base salary earned through the date of termination; if the termination occurs following the end of a given calendar year, but prior to payment of the annual bonus with respect to such year, the annual bonus payable for such prior calendar year; if applicable, the pro-rata bonus for the year during which the termination occurs; unpaid expense reimbursements and, if applicable, unused accrued vacation; and any vested benefits under any applicable benefit plan.

If Mr. Kornberg’s employment is terminated by the Company without cause or he terminates his employment for good reason, then the Company shall pay him his accrued benefits. In addition, subject to Mr. Kornberg signing a full and final release, the Company shall pay him an amount equal to two times the sum of his base salary and his target annual bonus, to be paid out in a cash lump sum payment within 60 days. All stock options and other stock-based awards held by Mr. Kornberg and all yet unvested portions thereof shall immediately and fully accelerate and vest and become exercisable or nonforfeitable as of the date of termination; if the annual equity grant had not been made with respect to the year in which the termination occurs, the Company will grant to him such number of shares of common stock with an aggregate fair market value on the date of termination equal to 200% of his base salary; and will provide health insurance coverage for 18 months as provided in the agreement.

“Cause” is defined to mean: continued non-compliance with lawful, reasonable and good faith written directives from the Board; material misconduct in connection with the performance of his duties, including misappropriation of funds or property of the Company (other than occasional, customary and de minimis use of Company property for personal purposes); conviction for any felony or a misdemeanor involving moral turpitude or fraud, which results or is reasonably expected to result in injury or reputational harm to the Company or his being unable to satisfactorily perform his duties to the Company; non-performance of his duties to the Company (with exceptions for illness or disability); or a material breach of his material obligations under the agreement and/or fiduciary duties owed to the Company; subject to a 30-day period after notice to cure several of the above occurrences.

“Good reason” is defined to mean that Mr. Kornberg has complied with following a specified process of providing notice to the Company of the occurrence of any of the following conditions and such condition continues after the specified periods: a material diminution in Mr. Kornberg’s responsibilities, authority or duties (including if the Company hires a new Chief Executive Officer); a material diminution in his base salary, bonus levels or targeted equity grant; a material change in the geographic location at which he provides services to the Company (including, without limitation, requiring Mr. Kornberg to relocate to the Company’s Minnesota offices or other successor Company location); or material breach of the Restated Agreement by the Company.

In the event of a change in control, all stock options and other stock-based awards held by Mr. Kornberg will fully accelerate and vest and become fully exercisable or nonforfeitable as of immediately prior to the closing or occurrence of the event constituting the change in control; and if, in connection with or within 18 months after a change in control, his employment is terminated by the Company without cause or he terminates his employment for any reason, subject to the signing of a release, the Company shall pay Mr. Kornberg a lump sum in cash in an amount equal to three times the sum of his base salary and his target annual bonus, to be paid out in a cash lump sum payment within 60 days. If the annual equity grant had not been made with respect to the year in which the termination occurs, the Company will grant to him such number of shares of common stock with an aggregate fair market value on the date of termination equal to 200% of his base salary; and will provide health insurance coverage for 18 months as provided in the agreement. “Change in Control” is defined to include a merger, consolidation, statutory exchange or reorganization; a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than to an entity, more than (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; any person or group (other than Dr. Sam Herschkowitz, Mr. Kornberg or their affiliates) becomes the beneficial owner of securities possessing (or convertible into or exercisable for) 30% or more of the total combined voting power of securities with respect to election of board members; or individuals who, on the date of the agreement, are incumbent directors cease for any reason to constitute at least a majority of the board; provided, that if the appointment, election (or nomination) of any new director was approved or recommended by a majority of the incumbent board, the new director will be considered as a member of the incumbent board.

33

Further, if it is determined that the amount of any compensation, payment or distribution by the Company to or for the benefit of Mr. Kornberg would be subject to the excise tax on parachute payments under the Internal Revenue Code of 1986, as amended (the “Code”), or any interest or penalties are incurred by Mr. Kornberg with respect to such excise tax, then he will receive additional payments as a gross-up payment to cover such payments and additional income taxes on such payments.

Non-Competition and Non-Solicitation. During Mr. Kornberg’s employment with the Company and for twelve months thereafter, regardless of the reason for the termination, he will not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with the Company or solicit clients or prospective clients of the Company with whom Mr. Kornberg worked, solicited, marketed, or obtained confidential information about during Mr. Kornberg’s employment with the Company, regarding services or products that are competitive with any of the Company’s services or products.

Employment Agreement With COO and CFO. On August 13, 2012, the Company entered into employment agreements with David O. Johnson, who has served as Chief Operating Officer since July 1, 2012, and Bob Myers, who has who has served as Chief Financial Officer since July 1, 2012 (Messrs. Johnson and Myers are referred to as the “executives”). Under the agreements the employment of each of these individuals with the Company at-will.

The annualized base salaries of Messrs. Johnson and Myers are $150,000 and $125,000, respectively. Such base salaries may be adjusted by the Company but may not be reduced except in connection with a reduction imposed on substantially all employees as part of a general reduction. The executives will also each be eligible to receive an annual incentive bonus for each calendar year at the end of which he remains employed by the Company, subject to the attainment of certain objectives. Messrs. Johnson and Myers each received ten year stock options to purchase 1 million shares of common stock at $.08 per share with each option vested immediately with respect to 700,000 shares and with the remaining 300,000 shares to vest 18 months after the date of grant.

If the Company terminates the executive’s employment without cause or if the executive terminates his employment for “good reason,” he shall be entitled to receive from Company severance pay in an amount equal to (a) before the first anniversary of the date of the agreement, three months of base salary, or (b) on or after the first anniversary of the date of the agreement, twelve months of base salary, in either case less applicable taxes and withholdings. In that event, he will receive a bonus payment on a pro-rata basis through the date of termination and any accrued, unused vacation pay. The severance pay, bonus payment, and other consideration are conditioned upon executive’s execution of a full and final release of liability. “Cause” is defined to mean the executive engages in willful misconduct or fails to follow the reasonable and lawful instructions of the Board, if such conduct is not cured within 30 days after notice; the executive embezzles or misappropriates assets of Company or any of its subsidiaries; the executive’s violation of his obligations in the agreement, if such conduct is not cured within 30 days after notice; breach of any agreement between the executive and the Company or to which Company and the executive are parties, or a breach his fiduciary duty or responsibility to the Company; commission by of fraud or other willful conduct that adversely affects the business or reputation of Company; or, Company has a reasonable belief the executive engaged in some form of harassment or other improper conduct prohibited by Company policy or the law. “Good reason” is defined as (i) a material diminution in Employee’s position, duties, base salary, and responsibilities; or (ii) Company’s notice to Employee that his or her position will be relocated to an office which is greater than 100 miles from Employee’s prior office location. In all cases of Good Reason, Employee must have given notice to Company that an alleged Good Reason event has occurred and the circumstance must remain uncorrected by Company after the expiration of (30) days after receipt by Company of such notice.

During each executive’s employment with the Company and for twelve months thereafter, regardless of the reason for the termination, he will not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with the Company or solicit clients or prospective clients of the Company with whom he worked, solicited, marketed, or obtained confidential information about during his employment with the Company, regarding services or products that are competitive with any of the Company’s services or products.

Separation Agreement with Former COO. On August 11, 2012, the Company entered into a separation agreement with Chad Ruwe, the former COO of the Company. Mr. Ruwe resigned from the Company’s Board of Directors on July 24, 2012 for personal reasons. Under the agreement, the Company issued to Mr. Ruwe 1,166,667 shares of Common Stock, representing a payment of $175,000.00 at a valuation of $0.15 per share. The Company also agreed to amend Mr. Ruwe’s warrant dated July 2, 2008 for the purchase of 571,429 shares, at an exercise price of $.46 per share to extend the expiration date of the warrant by two years, to July 2, 2014. In addition, the Company agreed to grant to Mr. Ruwe an additional warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.15 per share, with an expiration date of June 29, 2017. Further, the Company agreed to exchange Mr. Ruwe’s options for 700,000 shares of common stock at a purchase price of $.15 for a warrant to purchase 700,000 shares of common stock at $.15 per share with an expiration date of June 29, 2017. Mr. Ruwe and his affiliates agreed to release the Company and affiliated parties from any claims other than a breach of the separation agreement, and the parties agreed not to disparage each other.

34

Separation Agreement with Former CEO. On October 11, 2012, the Company completed a separation agreement with Kevin Davidson. Under the agreement, the Company issued to Mr. Davidson warrants to purchase a total of 800,000 shares of Common Stock at an exercise price of $.10 per share, with an expiration date of August 11, 2015. Mr. Davidson and his affiliates agreed to release the Company and affiliated parties from any claims other than a breach of the separation agreement. The Company and affiliated parties agreed to release Mr. Davidson and his affiliated parties from any claims other than a breach of the separation agreement. All parties agreed not to disparage each other. Mr. Davidson agreed not to use or disclose Company confidential information. In addition, he agreed not to engage in a competing business or solicit Company personnel, clients or prospective clients to the extent specified in the agreement through April 23, 2013.

2012 Stock Incentive Plan. On August 13, 2012, the Board adopted the 2012 Plan. The shareholders approved the Plan on September 20, 2013. The Plan replaced the 2008 Equity Incentive Plan (the “2008 Plan”). On April 1, 2013, the Board adopted amendments to the 2012 Plan, which were approved by shareholder on April 15, 2013. The Company is proposing an additional amendment to the 2012 Plan. See “Proposal 4 – Amendment to Amended and Restated 2012 Stock Incentive Plan to Increase the Reserve of Shares Authorized for Issuance to 100,000,000.”

DIRECTOR COMPENSATION

The directors of Skyline Medical Inc. are not paid cash compensation for their service on the Board except for Lawrence Gadbaw, who is paid $2,000 per month for his service as Chairman of the Board.

Beginning in 2009, the Board instituted an annual restricted stock award program for non-employee directors, except for the Chairman, under which they will be awarded 20,000 shares of restricted stock annually on each anniversary date of service on the Board. There were no restricted stock awards in 2012 or 2011. Mr. Gadbaw is entitled to a stock option, as of September 30 of each year that he continues to serve as Chairman of the Board, to purchase 30,000 shares of common stock for a fixed price that is determined by the Board to be the market value on the date of grant. The option is immediately vested and has a term of three years. Mr. Gadbaw was granted an option to purchase 30,000 shares of common stock at $.15 per share in 2012 for fiscal year 2011. Mr. Gadbaw did not receive any options or warrants in 2012.

Director Compensation Table for Fiscal 2012

The following table summarizes the compensation paid to each non-employee director in the fiscal year ended December 31, 2012.

Name	Fees Paid or Earned in Cash	Stock Awards	Option Awards	Total
Lawrence W. Gadbaw (1)	$14,000			$14,000
Peter Morawetz	$-			$-
Thomas McGoldrick	$-			$-
Ricardo Koenigsberger	$-			$-
Andrew Reding	$-			$-

(1)	Mr. Gadbaw received $2,000 per month as compensation for serving as Chairman of the Board. At the end of fiscal 2012 he is owed $10,000 in compensation. The amount owed is recorded in the Accrued Expense section of the Balance Sheet.

Director Compensation Program Approved on August 1, 2013

On August 1, 2013, the Board approved a director compensation program which, among other things, granted quarterly stock options with an aggregate exercise price of $5,000.00 for service on the Board and annual stock options with an aggregate exercise price of $10,000.00 for each committee on which a director serves. The option agreements for the awards will be in the form of the Company’s customary option agreements.

35

PROPOSAL 3

AMENDMENT TO AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN TO INCREASE THE RESERVE OF SHARES AUTHORIZED FOR ISSUANCE TO 100,000,000

Introduction

The Skyline Medical Inc. Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”) has previously been adopted by the Board and approved by the shareholders.

On August 1, 2013, the Board approved amendments to the 2012 Plan that increase the number of shares of common stock of the Company reserved for issuance thereunder by 50,000,000, to a total of 100,000,000 (the “Amendment”).

The Amendment is subject to and contingent upon the approval by of the Company’s shareholders at the Annual Meeting.

Background

The Company adopted its 2008 Equity Incentive Plan (the “2008 Plan”) on October 31, 2008 to aid the Company’s efforts to retain and motivate eligible employees and align the interests of eligible employees with those of shareholders.  There were 975,405 authorized shares under the 2008 Plan. An increase in this share reserve to 3,000,000 shares was adopted by the Board and approved by the Company’s shareholders at the annual meeting of shareholders on June 22, 2010. An increase in this share reserve to 7,000,000 shares was adopted by the Board and approved by the Company’s shareholders at the annual meeting of shareholders on June 14, 2011. The 2012 Plan was approved by the Board on August 13, 2012 and was approved by the shareholders at the annual meeting held on September 20, 2012. The share reserve under the 2012 Plan was 20,000,000 shares, plus the 3,850,720 shares that remained subject to the share reserve under the 2008 Plan, which was added to the 2012 Plan reserve.

In May through July 2012, the Company hired new executive officers, and since that time, the Company has been engaged in turnaround activities, including raising capital, renegotiating or converting significant amounts of indebtedness and preparing for broader sales of its products. The Board determined that it was, and continues to be, necessary to grant significant equity awards to its officers to reward them for these turnaround activities, to align their interests with those of shareholders, and to provide competitive compensation to retain their services. As disclosed in the definitive proxy statement dated September 4, 2012 for the annual meeting held on September 20, 2012, following the adoption of the 2012 Plan the Company made awards of stock options covering 9,300,000 shares.

In March 2013, the Company made further awards of stock options to two executive officers in the aggregate amount of 1,740,508 shares. The Company also awarded a stock option to Joshua Kornberg, Chief Executive Officer, in the amount of 14,400,000 shares. Subsequently, the Company entered into an agreement with Mr. Kornberg to amend his employment agreement with the Company which provided for, among other things, an additional grant of 5,000,000 shares of restricted stock relating to fiscal 2012 performance that vests only upon certain events relating to a change in control of the Company. These awards were made based subject to approval of by the Company’s shareholders of an increase in the number of shares of common stock of the Company reserved for issuance under the 2012 Plan by 30,000,000 to a total of 50,000,000, which was approved by the Company’s shareholders on April 15, 2013.

If the Amendment is approved, an aggregate of 100,000,000 shares of common stock of the Company will be authorized for issuance under the 2012 Plan, an increase of 50,000,000 shares, there will be 70,990,212 shares available for future grants. In determining the amount of the increase in the 2012 Plan, the Board took into account its intention to grant further equity awards to current and future executive officers and key employees of the Company; and the current value of the Company’s common stock. The closing price of the Company’s common stock was $.25 per share on August 15, 2013, and the average reported closing price of the common stock for the twenty business days prior to that date was $.21 per share. Because the future stock price cannot be predicted, the Board recommended the increase in the share reserve in an amount that it believes sufficient for the Company’s needs based on the current stock price. However, if the Company’s stock price was to increase substantially in the future (after adjustment for any future stock splits or consolidations, then the Board believes that fewer shares would be needed for future individual awards to executive officers and key employees. In the event the Company’s Board of Directors effects a reverse stock split as described under Proposal 1, the number of shares reserved for issuance thereunder will be adjusted proportionately.

The Board believes that approval of the Amendment is in the best interests of the Company and its shareholders because the availability of an adequate number of shares reserved for issuance under the 2012 Plan is an important factor in attracting, retaining, and motivating employees, consultants and directors in order to achieve the Company’s long-term growth and profitability objectives.

36

Below is a summary of the 2012 Plan (as if amended), which is qualified entirely by reference to the complete text of the 2012 Plan, a copy of which, marked to show changes from the previous version of the 2012 Plan, is attached as Appendix E to this proxy statement.

Description of the 2012 Plan

General. The purpose of the 2012 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. The 2012 Plan is administered by the compensation committee, or if no committee is designated, the board. The compensation committee may grant Incentives to employees (including officers) of the Company or its subsidiaries, members of the board, and consultants or other independent contractors who provide services to the Company or its subsidiaries, in the following forms: (a) non-statutory stock options and incentive stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units (“RSUs”); and (f) performance awards.

Shares Subject to 2012 Plan. Subject to adjustment, the number of shares of common stock which may be issued under the 2012 Plan shall not exceed 100,000,000 shares. In addition, any shares that were available in the reserve of the 2008 Plan were added to the 2012 Plan share reserve for issuance under the 2012 Plan. If an Incentive granted under the 2012 Plan or under the 2008 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2012 Plan pursuant to another Incentive.

Description of Incentives

Stock Options. The compensation committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of common stock from the Company. The 2012 Plan confers on the compensation committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of the common stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the 2012 Plan’s adoption by the board or approval by the Company’s shareholders.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. The compensation committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of the common stock on the grant date.

Limitation on Certain Grants. During any one fiscal year, no person shall receive Incentives under the 2012 Plan that could result in that person receiving, earning or acquiring, subject to adjustment: (a) stock options and SARs for, in the aggregate, more than 20,000,000 shares of common stock; or (b) performance awards, in the aggregate, for more than 20,000,000 shares of common stock or, if payable in cash, with a maximum amount payable exceeding $2,000,000.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, with or without other payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the compensation committee.

Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the employee which restrictions will lapse after a period of time as determined by the compensation committee. If restricted stock is sold to a participant, the sale price will be determined by the compensation committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2012 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

RSUs. Restricted stock units represent the right to receive one share of common stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the compensation committee. Dividend equivalents may be granted with respect to any amount of RSU’s and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSU’s and the amount or value thereof automatically deemed reinvested in additional RSU’s until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSU’s may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSU’s, or a combination thereof, as determined by the compensation committee at the date of grant or thereafter.

37

Performance Awards. A performance award is a right to either a number of shares of common stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. At or about the same time that performance goals are established for a specific period, the compensation committee shall in its absolute discretion establish the percentage of the performance awards granted for such performance period which shall be earned by the participant for various levels of performance measured in relation to achievement of performance goals for such performance period. Performance goals applicable to a performance award will be established by the compensation committee not more than 90 days after the beginning of the relevant performance period. The performance goals for performance awards that are intended to qualify as “performance based” compensation within the meaning of Section 162(m) of the Internal Revenue Code must be based on one or more of the business criteria specified in the 2012 Plan, including earnings per share, operating income or profit, net income, gross or net sales, or other specified criteria. The compensation committee may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. The compensation committee will determine the terms and conditions applicable to any performance award, which may include restrictions on the delivery of common stock payable in connection with the performance award, the requirement that the stock be delivered in the form of restricted stock, or other restrictions that could result in the future forfeiture of all or part of any stock earned. The compensation committee will, as soon as practicable after the close of a performance period, determine the extent to which the performance goals for such performance period have been achieved; and the percentage of the performance awards earned as a result. Performance awards will not be earned for any participant who is not employed by the Company or a subsidiary continuously during the entire performance period for which such performance award was granted, except in certain events such as death, disability or retirement.

Transferability of Incentives. Incentives granted under the 2012 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The 2012 Plan will remain in effect until all Incentives granted under the 2012 Plan have been satisfied or terminated and all restrictions on shares issued under the 2012 Plan have lapsed. No Incentives may be granted under the 2012 Plan after August 13, 2022, the tenth anniversary of the approval of the 2012 Plan by the Board of Directors. The Board of Directors may amend or discontinue the 2012 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted Incentive without the consent of the recipient thereof. Certain 2012 Plan amendments require shareholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2012 Plan, change the class of persons eligible to receive Incentives under the 2012 Plan, or materially increase the benefits accruing to participants under the 2012 Plan. Generally, the terms of an existing Incentive may be amended by agreement between the compensation committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another Incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the Incentive, with certain exceptions.

Change in Control; Effect of Sale, Merger, Exchange or Liquidation. Upon the occurrence of an event satisfying the definition of “change in control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The compensation committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. The definition of “change in control” is similar to that in Mr. Kornberg’s employment agreement. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event, the compensation committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the 2012 Plan and all Incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the Incentives had been exercised immediately before the transaction, or other specified actions.

2012 Plan Benefits

The amount and timing of all awards under the 2012 Plan are determined in the sole discretion of the Company’s compensation committee (or if no committee is designated, the board) and therefore cannot be determined in advance. The following table sets forth stock option made under the 2008 Plan and the 2012 Plan for the period beginning on January 1, 2012 and ending on March 8, 2014:

38

Name and Position	Number of Shares of Restricted Stock	Number of Shares Underlying Options

Joshua Kornberg, President and Chief Executive Officer	5,000,000	20,400,000

David O. Johnson, Chief Operating Officer	---	1,949,368
	---
Bob Myers, Chief Financial Officer		1,791,140

Executive officer Group	5,000,000	24,140,508

Non-executive Officer Employee Group	---	1,720,000

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN TO INCREASE THE RESERVE OF SHARES AUTHORIZED FOR ISSUANCE.

39

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act requires that our shareholders be provided an opportunity to cast a separate advisory vote on the compensation paid to our executive officers as disclosed in this proxy statement.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term shareholder value.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a shareholder the opportunity to vote on the compensation of our executive officers through the following resolution:

“RESOLVED, that the shareholders of Skyline Medical Inc., approve the compensation of its executive officers as described in the proxy statement for its 2013 Annual Meeting.”

Under the Dodd-Frank Act, your vote on this matter is advisory and will therefore not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take the outcome of the vote into account when determining further executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

40

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

The Company is also providing shareholders with the opportunity to inform the Company, by advisory vote, as to how often shareholders wish the Company to include a proposal, similar to Proposal 5, in its proxy statement. Shareholders may vote to recommend that future “say-on-pay” advisory votes be held every year, every two years or every three years, or abstain from voting.

This proposal is required pursuant to the Dodd-Frank Act. While the Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

The Board of Directors believes that a three-year vote cycle will balance the interest of shareholders in providing regular input on executive compensation and the interests of the Board of Directors and shareholders in allowing sufficient time to evaluate the long-term effectiveness of the Company’s executive compensation philosophy, policies and practices.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON THE OVERALL COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS EVERY THREE YEARS.

41

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Olsen Thielen & Co., Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting.  Olsen Thielen & Co., Ltd. also served as the Company’s independent auditors for the fiscal year ended December 31, 2012.  Representatives of Olsen Thielen & Co., Ltd. are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s By-Laws nor other governing documents or law require shareholder ratification of the selection of Olsen Thielen & Co., Ltd. as the Company’s independent auditors.  However, the Audit Committee of the Board of Directors is submitting the selection of Olsen Thielen & Co., Ltd. to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Olsen Thielen & Co., Ltd.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal accounting fees and services

In connection with the audit of the fiscal 2012 financial statements, the Company entered into an engagement agreement with Olsen Thielen & Co., Ltd., which sets forth the terms by which Olsen Thielen & Co., Ltd. will perform audit services for the Company.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2012 and December 31, 2011, by Olsen Thielen & Co., Ltd., the Company’s principal accountant. All fees described below were approved by the Audit Committee.

	2012	2011
Audit Fees (1)	$88,382	$83,022
Audit-Related Fees (2)	—	—
Tax Fees (3)	9,589	544
All Other Fees (4)	—	—
	$97,971	$83,566

(1)	Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements. Also includes fees for services rendered in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters and assistance in responding to SEC comment letters.

(2)	There were no audit-related fees in 2012 and 2011.

(3)	Tax Fees consist of fees billed in the indicated year for professional services performed by Olsen Thielen & Co., Ltd. with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees consist of fees billed in the indicated year for other permissible work performed by Olsen Thielen & Co., Ltd. that is not included within the above category descriptions.

Pre-approval policies and procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditors.  The Audit Committee may not approve non-audit services prohibited by applicable regulations of the SEC if such services are to be provided contemporaneously while serving as independent auditors.  The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services.  The Audit Committee has determined that the rendering of the services other than audit services by Olsen Thielen & Co., Ltd. is compatible with maintaining the principal accountant’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ratification of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm for the Company.

42

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 15, 2013 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 121,952,831 shares of the Company’s common stock outstanding on August 15, 2013. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Skyline Medical Inc., 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

		Percent
	Amount and Nature of Beneficial	of
Name of Beneficial Owner	Ownership (1)	Class

Josh Kornberg (5)(6)	70,244,032	47.14%

David Johnson	700,000	0.57%

Bob Myers	700,000	0.57%

Lawrence W. Gadbaw (2)	627,709	0.51%

Ricardo Koenigsberger	0	0.00%

Peter L. Morawetz (4)	361,245	0.30%

Thomas J. McGoldrick	118,506	0.10%

Andrew P. Reding	23,506	0.02%

Arnon Dreyfuss (11)	1,428,572	1.16%

Frank Mancuso, Jr.	0	0.00%

All directors and executive officers as a group (8 persons)	74,203,570	42.12%

Kevin R. Davidson (3)	1,458,572	1.19%

Sam Herschkowitz (5) (6) (7)	99,109,377	56.81%

SOK Partners	52,984,613	34.75%

APA, SOK, Sam Herschkowitz, Josh Kornberg	119,809,377	68.67%

Brookline Special Situations Fund (9)	18,754,764	14.04%

Carl Schwartz (10)	12,290,475	9.53%

Ron Levine (8)	10,543,763	8.22%

43

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	Includes (i) warrant to purchase 30,000 shares of common stock at a price of $.15 per share and (ii) options to purchase 85,000 shares at $.15 per share (iii) options to purchase 95,768 shares at $.585.

(3)

Includes (i) options to acquire 325,187 shares of common stock at $.01 per share and (ii) four (4) sets of warrants, 200,000 warrants per set, to purchase shares of common stock at $.10. Mr. Davidson is the former CEO, President and CFO that left the Company April 22, 2012.

(4)	Includes options to acquire 75,000 shares of common stock at $.35.

(5)	Includes (i) 300,000 shares issued as consulting compensation (ii) 20,400,000 options to purchase common stock at $.08 per share (6,000,000 shares) and $.075 per share (14,400.000 shares) and (iii) 30,503,843 derivative shares of common stock from the convertible note held by SOK Partners. Joshua Kornberg and Dr. Herschkowitz are the managing partners of SOK Partners.

(6)	Includes an equity bonus to SOK Partners, consisting of 4,615,385 shares of common stock, with a second installment due within five business days after SOK Partners has made aggregate advances under the note of at least $300,000. Includes 4,615,385 shares of common stock held by SOK Partners for the second installment issued in accordance with the note. Includes 13,250,000 shares of common stock issued pursuant to a Forbearance and Settlement Agreement with Dr. Herschkowitz and SOK Partners dated August 15, 2012. Includes 30,503,803 derivative shares of common stock from the convertible note held by SOK partners.

(7)	Includes 1,546,667 equity bonuses to Dr. Herschkowitz in connection with an initial note signed December 20, 2011. Includes 22,009,571 derivative shares issuable upon conversion of the Herschkowitz Convertible Note of December 20, 2011. Includes a further equity bonus of 100,000 shares per agreement for additional cash on the initial note and 163,333 shares for Board meeting fees through April 2012. Includes 7,500,000 shares earned by Dr. Herschkowitz following defaults by the Company prior to August 12, 2012, under the terms of the March 2012 agreement. Includes 13,250,000 shares of common stock issued pursuant to a Forbearance and Settlement Agreement with Dr. Herschkowitz and SOK Partners dated August 15, 2012. Includes 9,230,770 shares pursuant to the terms of the SOK Partners Note Agreement executed in March 2012. Includes 765,608 shares in equity bonus to Dr. Herschkowitz in connection with further advances in November 2012. Includes derivative shares of common stock from the convertible note held by SOK Partners. Joshua Kornberg and Dr. Herschkowitz are the managing partners of SOK Partners.

(8)	Includes 1,666,667 shares of common stock registered to the Ron Levine IRA, 344,476 shares of common stock registered to Bellejule Partners, LP, 1,666,667 shares of common stock registered to the Carole Levine IRA, and 607,143 shares of common stock registered to Caron Partners, LP. This number includes 333,333 shares of common stock underlying warrants registered to Bellejule Partners, LP, and 2,512,143 shares of common stock underlying warrants registered to Caron Partners, 1,666,667 shares of common stock underlying warrants registered to Carole Levine IRA, 1,666,667 shares of common stock underlying warrants registered to Ron Levine IRA, 80,000 shares of common stock underlying warrants registered to Ron Levine, LP as these securities were Board approved to remove the legal restriction on exercise limiting the holder’s ability to exercise to the extent that such exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of an exercise. Ron Levine is the beneficial owner of and natural person with voting and dispositive power over, these securities. Beth Levine is the general partner of Caron Partners, LP, and, in such capacity, may also be deemed to have voting and dispositive power over the securities registered to Caron Partners, LP. Carole Levine may also be deemed to have voting and dispositive power over the securities registered to the Carole Levine IRA. In March 2012 Mr. Levine transferred 1,475,000 shares to his daughter Tracey McGilvray. Ms. McGilvray shares include a warrant to acquire 282,745 shares of common stock at $.075.

44

(9)	Includes 7,142,858 shares of common stock issued as an equity bonus. Includes a warrant to purchase 7,142,858 shares of common stock at $.08 per share. Includes a warrant to purchase 3,571,429 shares of common stock at $.15 per share. Includes a warrant to purchase 100,000 shares of common stock at $.15 per share. Includes a warrant to purchase 380,952 shares of common stock at $.08 per share, and a warrant to purchase 416,667 shares of common stock at $.198 per share.

(10)	Includes 5,228,571 shares of common stock. Includes a warrant to purchase 500,000 shares of common stock at $.46; a warrant to purchase 1,333,333 shares of common stock at $.15; a warrant to purchase 1,000,000 shares of common stock at $.15 per share and a warrant to purchase 4,228,571 shares at $.15.

(11)	Includes a warrant to purchase 714,286 shares of common stock at $.15.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) that we received with respect to transactions during the fiscal year ended December 31, 2012, we believe that the Company’s officers, directors and greater-than-ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for the following filings during 2012 that were late: Forms 3 for Joshua Kornberg, Jeffrey Galitz, David Johnson, Bob Myers and Philip Posa, Jr.; one Form 4 (one transaction each) for each of Caron Partners LP and Chad Ruwe; and three Forms 4 (one transaction each) reporting note conversions for Mr. Kornberg, Dr. Samuel Herschkowitz and SOK Partners.

FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 2915 COMMERS DRIVE, SUITE 900, EAGAN, MINNESOTA, 55121.

45

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting.  However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

By Order of the Board of Directors

Joshua Kornberg
President and Chief Executive Officer

Eagan, Minnesota

August 16, 2013

46

SKYLINE MEDICAL INC.

ANNUAL MEETING OF SHAREHOLDERS

September 10, 2013

11:00 AM (Central Time)

At the offices of

Maslon Edelman Borman & Brand, LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON September 10, 2013:

The Proxy Statement and the Annual Report on Form 10-K, as amended, of Skyline Medical Inc. are available at

http://skylinemedical.investorroom.com

Skyline Medical Inc.
2915 Commers Drive, Suite 900
Eagan, Minnesota 55121	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 10, 2013.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Proposals 1, 3, 4 and 6, “FOR” each of the directors nominated for re-election in Proposal 2, and “EVERY THREE YEARS” in response to Proposal 5.

The undersigned hereby appoints JOSHUA KORNBERG AND BOB MYERS, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of Skyline Medical Inc. (f/k/a BioDrain Medical, Inc.) (the “Company”) registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company’s counsel, Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 at 11:00 AM (Central Time) on September 10, 2013 (if you need directions to the Annual Meeting, please contact the Company at (651) 389-4800), and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions

47

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

Please detach here

The Board of Directors Recommends a Vote FOR Item 1.

1.	To approve the reincorporation of the Company in the State of Delaware and to increase the authorized share capital of the Company from 300,000,000 shares of common stock and to 800,000,000 shares (proportionately reduced in the event of a reverse stock split) of common stock and 10,000,000 shares of preferred stock.	☐ FOR	☐ AGAINST		☐ ABSTAIN

2. To re-elect directors:	01 – Dr. Arnon Dreyfuss 02 – Ricardo Koenigsberger 03 – Joshua Kornberg 04 – Frank Mancuso, Jr. 05 – Andrew P. Reding	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

3.	To approve an amendment of the Company’s Amended and Restated 2012 Stock Incentive Plan to increase the reserve of shares of common stock authorized for issuance thereunder to 100,000,000.	☐ FOR	☐ AGAINST		☐ ABSTAIN

4.	To vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice.	☐ FOR	☐ AGAINST		☐ ABSTAIN

5.	To vote on a non-binding advisory resolution on the frequency in which shareholders approve the compensation of the Company’s executive officers.	☐ EVERY YEAR	☐ EVERY TWO YEARS	☐ EVERY THREE YEARS	☐ ABSTAIN

6.	To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013.	☐ FOR	☐ AGAINST		☐ ABSTAIN

7.	In their discretion, upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS DETERMINED IN THEIR DISCRETION, EXCEPT THAT NONE OF YOUR VOTES WILL BE CAST FOR ANY NOMINEE AS TO WHOM YOU INSTRUCT THAT YOUR VOTES BE WITHHELD.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF PROPOSALS 1, 3, 4 AND 6, FOR EACH OF THE DIRECTORS NOMINATED FOR RE-ELECTION IN PROPOSAL 2, AND EVERY THREE YEARS IN RESPONSE TO PROPOSAL 5.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________________

Signature(s) in Box

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity.  For stock held in joint tenancy, each joint tenant should sign.

48

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of [________] by and between Skyline Medical Inc. (f/k/a BioDrain Medical, Inc.), a Minnesota corporation (“Skyline MN”), and Skyline Medical Inc., a Delaware corporation (“Skyline DE”).

RECITALS

WHEREAS, Skyline MN is a corporation duly organized and existing under the laws of the State of Minnesota;

WHEREAS, Skyline DE is a wholly owned subsidiary of Skyline MN and is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, on the date of this Merger Agreement, Skyline MN has authority to issue 300,000,0001 shares of Common Stock, par value $1.00 per share (the “Skyline MN Common Stock”), of which [________] shares are issued and outstanding;

WHEREAS, on the date of this Merger Agreement, Skyline DE has authority to issue 800,000,0002 shares of Common Stock, par value $0.01 per share (the “Skyline DE Common Stock”), of which 1 share is issued and outstanding and is held by Skyline MN;

WHEREAS, the respective boards of directors for Skyline MN and Skyline DE have determined that, for the purpose of effecting the reincorporation of Skyline MN in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that Skyline MN merge with and into Skyline DE upon the terms and conditions herein provided; and

WHEREAS, the respective boards of directors of Skyline MN and Skyline DE have approved this Merger Agreement; and

WHEREAS, the respective stockholders of Skyline MN and Skyline DE have approved this Merger Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Skyline MN and Skyline DE hereby agree to merge as follows:

1.	Merger. Subject to the terms and conditions hereinafter set forth, Skyline MN shall be merged with and into Skyline DE, with Skyline DE to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Merger Agreement and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware and articles of merger are filed with the Secretary of the State of Minnesota as required by Section 302A.615 of the Minnesota Revised Statutes (the “MRS”).

2.	Governing Documents. The Certificate of Incorporation of Skyline DE, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of Skyline DE as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Skyline DE, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of Skyline DE as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

_____________

1 To be reduced proportionately if Skyline MN effects a reverse stock split prior to the organization of Skyline DE.

2 To be reduced proportionately if Skyline Medical Inc., a Minnesota corporation (the parent corporation of the Corporation), effects a reverse stock split prior to the time this Certificate of Incorporation is filed.

1

3.	Directors and Officers. The directors and officers of Skyline MN at the Effective Time shall be and become the directors and officers, holding the same titles and positions, of Skyline DE at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Skyline DE. Furthermore, any members of committees of the board of directors of Skyline MN at the Effective Time shall be and become the members of such committees for Skyline DE at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of Skyline DE.

4.	Succession. At the Effective Time, Skyline DE shall succeed to Skyline MN in the manner of and as more fully set forth in Section 259 of the DGCL and Section 302A.641 of the MRS.

5.	Further Assurances. From time to time, as and when required by Skyline DE or by its successors and assigns, there shall be executed and delivered on behalf of Skyline MN such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Skyline DE the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Skyline MN, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of Skyline DE are fully authorized in the name and on behalf of Skyline MN or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6.	Skyline MN Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Skyline MN Common Stock outstanding immediately prior thereto shall be changed and converted into one (1) fully paid and nonassessable share of Skyline DE Common Stock.

7.	Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Skyline MN Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Skyline DE Common Stock into which the shares of Skyline MN Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Skyline MN or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Skyline DE or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Skyline MN Common Stock evidenced by such outstanding certificate as above provided.

8.	Outstanding Warrants and All Other Rights to Purchase Stock and Convertible Securities. Each outstanding option, warrant or other right to purchase shares of Skyline MN Common Stock, including those options granted under the Skyline MN Amended and Restated 2012 Stock Incentive Plan, as amended (the “Plan”), which is outstanding at the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant, or right to purchase the same number of shares of Skyline DE Common Stock, at a price per share equal to the exercise price of the option, warrant or right to purchase Skyline MN Common Stock and upon the same terms and subject to the same conditions as set forth in the Plan and other agreements entered into by Skyline MN pertaining to such options, warrants, or rights.

2

In addition, each security convertible into shares of Skyline MN Common Stock, including convertible debt of Skyline MN, which is outstanding at the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a security or debt convertible into the same number of shares of Skyline DE Common Stock upon the same terms and subject to the same conditions as set forth in agreements entered into by Skyline MN pertaining to such convertible security or debt. A number of shares of Skyline DE Common Stock shall be reserved for purposes of such options, warrants, rights and convertible securities equal to the number of shares of Skyline MN Common Stock so reserved at the Effective Time. At the Effective Time, Skyline DE shall assume all obligations of Skyline MN under agreements pertaining to such options, warrants, rights and convertible securities, including the Plan, and the outstanding options, warrants, other rights or convertible securities, or portions thereof, granted pursuant thereto.

9.	Other Employee Benefit Plans. At the Effective Time, Skyline DE shall assume all obligations of Skyline MN under any and all employee benefit plans in effect as of said date and time or with respect to which employee rights or accrued benefits are outstanding at the Effective Time.

10.	Outstanding Common Stock of Skyline DE. At the Effective Time, the one (1) share of Skyline DE Common Stock presently issued and outstanding in the name of Skyline MN shall, by reason of the Merger, be reacquired by Skyline DE, and shall be canceled and retired and resume the status of an authorized and unissued share of Skyline DE Common Stock, and no shares of Skyline DE Common Stock or other securities of Skyline DE shall be issued in respect thereof.

11.	Amendment. At any time before or after approval and adoption by the stockholders of Skyline MN, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective boards of directors of Skyline DE and Skyline MN, to the extent legally permitted, to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

12.	Abandonment. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger contemplated hereby may be abandoned by the board of directors of either Skyline MN or Skyline DE or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Skyline DE and the stockholders of Skyline MN.

13.	Rights and Duties of Skyline DE. At the Effective Time and for all purposes, the separate existence of Skyline MN shall cease and shall be merged with and into Skyline DE which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Skyline MN; and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to Skyline MN shall continue and be taken and deemed to be transferred to and vested in Skyline DE without further act or deed; and the title to any real estate, or any interest therein, vested in Skyline MN shall not revert or be in any way impaired by reason of such Merger; and Skyline DE shall thenceforth be responsible and liable for all the liabilities and obligations of Skyline MN; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Skyline MN may be prosecuted as if the Merger had not taken place, or Skyline DE may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Skyline MN shall be impaired by the Merger. If at any time Skyline DE shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Skyline MN in Skyline DE according to the terms hereof, the officers and directors of Skyline DE are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Skyline DE, and otherwise to carry out the purposes of this Merger Agreement.

3

14.	Consent to Service of Process. Skyline DE hereby agrees that it may be served with process in the State of Minnesota in any proceeding for enforcement of any obligation of Skyline MN, as well as for enforcement of any obligation of Skyline DE arising from the Merger. Skyline DE hereby irrevocably appoints the Secretary of State of the State of Minnesota its agent for service of process in the State of Minnesota upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against Skyline DE any obligation of Skyline MN. In the event of such service upon the Secretary of State of the State of Minnesota, such service shall be mailed to the principal office of Skyline DE at 2915 Commers Drive, Suite 900. Eagan, Minnesota 55121.

15.	Counterpart. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

[Signature Page Follows]

4

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the board of directors of Skyline MN and Skyline DE, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

SKYLINE MEDICAL INC., a Minnesota corporation By: ________________________________ Bob Myers, Chief Financial Officer	[SKYLINE MEDICAL INC.], a Delaware corporation By: ________________________________ [________], [________]

Signature Page to Agreement and Plan of Merger

APPENDIX B

CERTIFICATE OF INCORPORATION
of
SKYLINE MEDICAL INC.

The undersigned incorporator, in order to form a corporation pursuant to the Delaware Statutes, Title 8, Chapter 1, the Delaware General Corporation Law of the State of Delaware (the “General Corporation Law”), certifies as follows:

1.      Name. The name of the corporation is “Skyline Medical Inc.” (the “Corporation”).

2.      Address; Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, in New Castle County; and the name of its registered agent at such address is The Corporation Trust Company. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Delaware.

3.      Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

4.      Capital Stock.

4.1  The total number of shares of stock that the Corporation shall have authority to issue is Eight Hundred Million (800,000,000) shares of common stock, having a par value of one cent ($0.01) per share (“Common Stock”); and 10,000,000 shares of preferred stock, with a par value of one cent ($0.01) per share (“Preferred Stock”).

4.2  Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law.

4.3  The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

5.      The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

5.1  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation (the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

5.2  The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

5.3  Special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President (in the absence of a Chief Executive Officer).

6.      Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are: Martin R. Rosenbaum, Esq., 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

7.      Directors.

7.1  The number of directors shall initially be five (5) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.

7.2  There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

7.3  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

7.4  Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

2

8.      Limitation of Liability.

8.1  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

8.2  If the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended. Any repeal or modification of the foregoing provisions of this Article 8 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to actions or omissions occurring prior to, such repeal or modification.

9.      Indemnification.

9.1  Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the General Corporation Law. The right to indemnification conferred in this Article 9 shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by the General Corporation Law. The right to indemnification conferred in this Article 9 shall be a contract right.

9.2  The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the General Corporation Law.

9.3  The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the General Corporation Law.

3

9.4  The rights and authority conferred in this Article 9 shall not be exclusive of any other right which any person may otherwise have or hereafter acquire. Neither the amendment nor repeal of this Article 9, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the General Corporation Law, any modification of law, shall eliminate or reduce the effect of this Article 9 in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

10.  Adoption, Amendment and/or Repeal of Bylaws. The Board is expressly empowered to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders shall also have power to adopt, amend, alter or repeal the Bylaws of the Corporation.

11.  Powers of Incorporators. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The name and mailing address of the person who is to serve as the initial director of the Corporation, or until his successor is duly elected and qualified, are:

Joshua Kornberg

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

12.  Venue. To the fullest extent permitted by law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation arising pursuant to any provision of the General Corporation Law or the corporation’s Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the corporation governed by the internal affairs doctrine.

13.  Certificate Amendments. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in any manner now or hereafter permitted by the laws of the State of Delaware and all rights of the stockholders of the Corporation are granted subject to this reservation

WITNESS the signature of this Certificate of Incorporation this ___ day of ________, 2013.

__________________________

Martin R. Rosenbaum, Incorporator

4

APPENDIX C

BYLAWS

of

SKYLINE MEDICAL INC.

* * * * *

ARTICLE 1

OFFICES

Section 1.01. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

 Section 1.02. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

 Section 1.03. Books. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

Section 2.01. Time and Place of Meetings. All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors).

Section 2.02. Annual Meetings. An annual meeting of stockholders, commencing with the year 2014, shall be held for the election of directors and to transact such other business as may properly be brought before the meeting.

Section 2.03. Special Meetings. Special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer) of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to Article 4 hereto, special meetings of holders of such Preferred Stock.

Section 2.04. Notice of Meetings and Adjourned Meetings; Waivers of Notice. (a) Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Unless these bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(b) A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.05. Quorum. Unless otherwise provided under the certificate of incorporation or these bylaws and subject to Delaware Law, the presence, in person or by proxy, of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

2

Section 2.06. Voting. (a) Unless otherwise provided in the certificate of incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, or by proxy sent by cable, telegram or by any means of electronic communication permitted by law, which results in a writing from such stockholder or by his attorney, and delivered to the secretary of the meeting. No proxy shall be voted after three (3) years from its date, unless said proxy provides for a longer period.

(c) Votes may be cast by any stockholder entitled to vote in person or by his proxy. In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter (including elections) will not be treated as a vote cast. A non-vote by a broker will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast.

Section 2.07. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in the Chairman’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairman of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

3

Section 2.08. Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

Section 2.09. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders;  provided, however , that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10 th  day following the day on which public announcement of the date of the meeting was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Corporation’s securities. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this bylaw. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10.

4

Section 2.10. Notice of Business. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.10, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.10. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders;  provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10th  day following the day on which public announcement of the date of the meeting was made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Corporation’s securities and (d) any material interest of the stockholder in such business. Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 2.10. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10.

5

ARTICLE 3

DIRECTORS

Section 3.01. General Powers. Except as otherwise provided in Delaware Law or the certificate of incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 3.02. Number, Election and Term Of Office. The exact number of directors shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. Except as otherwise provided in the certificate of incorporation, each director shall serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. Notwithstanding the foregoing, each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 3.03. Quorum and Manner of Acting. Unless the certificate of incorporation or these bylaws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.04. Time and Place of Meetings. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a determination by the Board of Directors).

Section 3.05. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.

6

Section 3.06. Regular Meetings. After the place and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.

 Section 3.07. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of three directors. Notice of special meetings of the Board of Directors shall be given to each director at least three days before the date of the meeting in such manner as is determined by the Board of Directors.

Section 3.08. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware Law to be submitted to the stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Section 3.09. Action by Consent. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions, are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10. Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

7

Section 3.11. Resignation. Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.12. Vacancies. Unless otherwise provided in the certificate of incorporation, vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director. Each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the certificate of incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.

Section 3.13. Removal. No director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the corporation then entitled to vote generally in the election of directors, voting together as a single class

Section 3.14. Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.

Section 3.15. Preferred Stock Directors. Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filing of vacancies, removal and other features of such directorships shall be governed by the terms of the resolutions applicable thereto adopted by the Board of Directors pursuant to the certificate of incorporation, and such directors so elected shall not be subject to the provisions of Sections 3.02, 3.12 and 3.13 of this Article 3 unless otherwise provided therein.

8

ARTICLE 4

OFFICERS

Section 4.01. Principal Officers. The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.

Section 4.02. Election, Term of Office and Remuneration. The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.

Section 4.03. Subordinate Officers. In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.

Section 4.04. Removal. Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.

 Section 4.05. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.06. Powers and Duties. The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.

9

ARTICLE 5

CAPITAL STOCK

Section 5.01. Certificates For Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the President or Vice President, and by the Treasurer or an assistant Treasurer, or the Secretary or an assistant Secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

Section 5.02. Transfer Of Shares. Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.

Section 5.03. Authority for Additional Rules Regarding Transfer. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

10

ARTICLE 6

GENERAL PROVISIONS

Section 6.01. Fixing the Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting;  provided  that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by Delaware Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by Delaware Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.02. Dividends. Subject to limitations contained in Delaware Law and the certificate of incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.

11

Section 6.03. Year. The fiscal year of the Corporation shall commence on January 1 and end on December 31 of each year.  The fiscal year of the corporation may be changed by the board of directors.

 Section 6.04. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 6.05. Voting of Stock Owned by the Corporation. The Board of Directors may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock

Section 6.06. Amendments. These bylaws or any of them, may be altered, amended or repealed, or new bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors. Unless a higher percentage is required by the certificate of incorporation as to any matter which is the subject of these bylaws, all such amendments must be approved by the affirmative vote of a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or by a majority of the Board of Directors.

12

APPENDIX D

DISSENTERS’ RIGHTS
SECTIONS 302A.471 AND 302A.473 OF THE
MINNESOTA BUSINESS CORPORATION ACT

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1.Actions creating rights.

A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1) alters or abolishes a preferential right of the shares;

(2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;

(b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e) a plan of conversion adopted by the corporation; or

(f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2.Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3.Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

(c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2) The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4.Other rights.

The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

History:

1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991 c 49 s 16; 1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24; 1999 c 85 art 1 s 11; 2000 c 264 s 6,7; 2002 c 311 art 1 s 20; 2004 c 199 art 14 s 16,17; 2006 c 250 art 1 s 27-29; 2008 c 233 art 1 s 12

302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

Subdivision 1.Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subd. 2.Notice of action.

If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subd. 3.Notice of dissent.

If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subd. 4.Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5.Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.Supplemental payment; demand.

If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subd. 7.Petition; determination.

If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8.Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

History:

1981 c 270 s 81; 1987 c 104 s 30-33; 1993 c 17 s 41,42; 1997 c 10 art 1 s 25; 2004 c 199 art 14 s 18,19

APPENDIX E

SKYLINE MEDICAL INC. (f/k/a BIODRAIN MEDICAL, INC.)
AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose		1

2.	Administration		1

3.	Eligible Participants		1

4.	Types of Incentives		1

5.	Shares Subject to the Plan		2
	5.1.	Number of Shares	2
	5.2.	Cancellation	2
	5.3.	Type of Common Stock	2
	5.4.	Limitation on Certain Grants	2

6.	Stock Options		2
	6.1.	Price	2
	6.2.	Number	2
	6.3.	Duration and Time for Exercise	3
	6.4.	Manner of Exercise	3
	6.5.	Incentive Stock Options	3

7.	Stock Appreciation Rights		4
	7.1.	Price	4
	7.2.	Number	4
	7.3.	Duration	4
	7.4.	Exercise	5
	7.5.	Issuance of Shares Upon Exercise	5

8.	Stock Awards, Restricted Stock and Restricted Stock Units		5
	8.1.	Number of Shares	5
	8.2.	Sale Price	5
	8.3.	Restrictions	6
	8.4.	Enforcement of Restrictions	6
	8.5.	End of Restrictions	6
	8.6.	Rights of Holders of Restricted Stock and Restricted Stock Units	6
	8.7.	Settlement of Restricted Stock Units	7
	8.8.	Dividend Equivalents	7

1

9.	Performance Awards		7
	9.1.	Performance Conditions	7
	9.2.	Performance Awards Granted to Designated Covered Employees	7
	9.3.	Written Determinations	9
	9.4.	Status of Performance Awards Under Code Section 162(m)	9

10.	General		9
	10.1.	Plan Effective Date and Shareholder Approval; Termination of Plan	9
	10.2.	Duration	9
	10.3.	Non-transferability of Incentives	10
	10.4.	Effect of Termination or Death	10
	10.5.	Restrictions under Securities Laws	10
	10.6.	Adjustment	11
	10.7.	Incentive Plans and Agreements	11
	10.8.	Withholding	11
	10.9.	No Continued Employment, Engagement or Right to Corporate Assets	11
	10.10.	Payments Under Incentives	12
	10.11.	Amendment of the Plan	12
	10.12.	Amendment of Agreements for Incentives; No Repricing	12
	10.13.	Vesting Upon Change In Control	12
	10.14.	Sale, Merger, Exchange or Liquidation	14
	10.15.	Definition of Fair Market Value	15
	10.16.	Definition of Grant Date	16
	10.17.	Compliance with Code Section 409A	16
	10.18.	Prior Plan	17

2

SKYLINE MEDICAL INC. (f/k/a BIODRAIN MEDICAL, INC.)

AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

1.                  Purpose. The purpose of the Amended and Restated 2012 Stock Incentive Plan (the “Plan”) of Skyline Medical Inc. (f/k/a BioDrain Medical, Inc.) (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.                  Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder (“Code Section 162(m)”). The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3.                  Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.                  Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

1

5.                  Shares Subject to the Plan.

5.1.            Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed ~~50,000,000~~ 100,000,000 shares of Common Stock. In addition, as of the Effective Date, any shares available in the reserve of the Prior Plan (as defined in Section 10.18) shall be added to the Plan share reserve and be available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2.            Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

5.3.            Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4.            Limitation on Certain Grants. During any one fiscal year, no person shall receive Incentives under the Plan that could result in that person receiving, earning or acquiring, subject to the adjustments described in Section 10.6: (a) Stock Options and SARs for, in the aggregate, more than 20,000,000 shares of Common Stock; or (b) Performance Awards, in the aggregate, for more than 20,000,000 shares of Common Stock or, if payable in cash, with a maximum amount payable exceeding $2,000,000.

6.                  Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.            Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.15) of the Common Stock on the Grant Date (as defined in Section 10.16).

2

6.2.            Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option. If the number of shares subject to a stock option is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4.

6.3.            Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.3, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.4.

6.4.            Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5.            Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a)    The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

3

(b)   Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)   Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)    The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)    If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7.                  Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.            Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2.            Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. If the number of shares subject to an SAR is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4.

7.3.            Duration. Subject to earlier termination as provided in Section 10.3, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.4.

4

7.4.            Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5.            Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)    the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b)   the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.                  Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, ,the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1.            Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

5

8.2.            Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.            Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)    a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)   a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c)    such other conditions or restrictions as the Committee may deem advisable.

8.4.            Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5.            End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.5, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

8.6.            Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

6

8.7.            Settlement of Restricted Stock Units.  Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8.            Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9.                  Performance Awards.

9.1.            Performance Conditions. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Incentive subject to performance conditions, except as limited under Section 9.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Committee and not the Board.

9.2.            Performance Awards Granted to Designated Covered Employees. If and to the extent the Committee determines that a Performance Award to be granted to a person who is designated by the Committee as likely to be a covered employee within the meaning of Code Section 162(m) and regulations thereunder (a “Covered Employee”) should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 9.2.

7

(a)    Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including but not limited to the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain" at the time the Performance Award is granted. The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal, or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

(b)   Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company, shall be used exclusively by the Committee in establishing performance goals for such Performance Awards as are intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code: earnings per share, operating income or profit, net income, gross or net sales, expenses, expenses as a percentage of net sales, inventory turns, cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), gross profit, margins, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue), revenue growth, share price (including, but not limited to, growth measures and total shareholder return), operating efficiency, productivity ratios, market share, economic value added and safety (or any of the above criteria as compared to the performance of a group of comparable companies, or any published or special index that the Committee, in its sole discretion, deems appropriate), or the Committee may select criteria based on the Company’s share price as compared to various stock market indices. The Committee, in its sole discretion, may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a Covered Employee.

(c)    Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

8

(d)   Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, stock, other Incentives or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of continuous service by the participant before the end of a performance period or the settlement date of Performance Awards.

9.3.            Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards, and as to the achievement of performance goals relating to Performance Awards under Section 9.2(a), shall be made in writing in the case of any Performance Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

9.4.            Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards granted under this Section 9 to persons who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Sections 9.2, 9.3 and 9.4, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

10.              General.

9

10.1.        Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements of any stock exchange, if any, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

10.2.        Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

10.3.        Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.3.

10.4.        Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10

10.5.        Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.6.        Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7.        Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8.        Withholding.

(a)    The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

11

(b)   Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9.        No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10.    Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.17, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.11.    Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12.    Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.12 or Section 10.17, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.4 and 10.17.

12

10.13.    Vesting Upon Change In Control. Upon the occurrence of an event satisfying the definition of “Change in Control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. For purposes of this Section 10.13, “Change in Control” means the occurrence of any one or more of the following:

(a)    a merger, consolidation, statutory exchange or reorganization approved by the Company’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b)   any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s shareholders;

(c)    there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

(d)   individuals who, on the Effective Date, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

13

Notwithstanding the foregoing or any other provision of this Plan, (i) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Incentives subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply); (ii) for clarification, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) as the result of the acquisition of additional securities by Dr. Samuel Herschkowitz, Joshua Kornberg or their affiliates; and (iii) a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) solely as the result of a repurchase or other acquisition of securities by Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this clause (iii) shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Company) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (b).

10.14.    Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)    providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

14

(b)   providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c)    providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d)   to the extent that the vesting of any Incentives is not accelerated pursuant to Section 10.13, providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.14 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.15.    Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)    If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b)   If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

15

(c)    If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.16.    Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.17.    Compliance with Code Section 409A.

(a)    Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b)   Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c)    The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

16

(d)   For purposes of this Section 10.17, "Deferred Compensation" means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

10.18.    Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2008 Equity Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

Approved by the Board of Directors on August 13, 2012.

Approved by the shareholders on September 20, 2012.

Amendment increasing share reserve in Section 5.1 from 20,000,000 to 50,000,000 and increasing share limits in Section 5.4 approved by the Board of Directors on April 1, 2013 and by the shareholders on April 15, 2013.

Amendment increasing share reserve in Section 5.1 from 50,000,000 to 100,000,000 approved by the Board of Directors on August 1, 2013.

17